MONTHLY SERVICER'S CERTIFICATE
(Delivered pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement

 HOUSEHOLD FINANCE CORPORATION
 HOUSEHOLD AFFINITY FUNDING CORPORATION
 HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1
Class A and Class B Certificates, Series 1993-1

The undersigned, a duly authorized
representative of Household Finance
Corporation, as
Servicer (the "Servicer"), pursuant to the
Amended and Restated Pooling and Servicing
Agreement, dated as of August 1, 1993 (the
"Pooling and Servicing Agreement"), by and
among
Household Affinity Funding Corporation, as
Transferor, the Servicer, and The Bank of New
York,
as Trustee, does hereby certify with respect
to the information set forth below as follows:
1.Capitalized terms used in this Certificate
shall have the respective
 meanings set forth in the Pooling and
Servicing Agreement.
2.Household Finance Corporation is, as of the
date hereof, the Servicer
 under the Pooling and Servicing Agreement.
3.The undersigned is a Servicing Officer.
4.This Certificate relates to the Distribution
Date occurring on March 15, 1999
5.Trust Information.
(a)The aggregate amount of Collections
processed for the Due Period
preceding such Distribution Date was equal to  $1,805,204,666.18
 .
(b)The aggregate amount of such Collections
with respect to Principal
Receivables for the Due Period preceding such
Distribution Date was
equal to .                                     $1,699,127,176.44
(i)The payment rate, [ ( (b) + (c)(ii) +                 25.776%
(c)(iii) ) / (f) ], is
(c)The aggregate amount of such Collections
with respect to Finance Charge
and Administrative Receivables and the
Defaulted Amount for the Due Period preceding
such Distribution Date was equal to .            $106,077,489.74
(i)The gross cash yield, [                               18.260%
((ii)+(iii)+(iv)+(v)) * 12 / (f) ], is
(ii)The amount of such aggregate with respect     $68,219,169.00
to Finance Charge was equal to
(iii)The amount of such aggregate with respect    $14,957,394.46
to Fees was equal to .
(iv)The amount of such aggregate with respect     $21,900,302.28
to Interchange was equal to
(v)The amount of such aggregate with respect         $140,087.00
to Other Recoveries was equal to
(vi)The amount of such aggregate with respect        $860,537.00
to Principal Recoveries was equal to
(d)The Gross Defaulted Amount for the             $40,080,086.82
preceding Due Period is .
(i)The annualized default rate, (d) *12 / (f),            6.956%
is
(ii)The annualized net default rate, [(d)-                6.806%
(c)(vi)] *12 / (f), is
(e)The Portfolio Yield for such Distribution             11.454%
Date .
(f)The total amount of Principal Receivables
in the Trust at the beginning
of the preceding Due Period is equal to .      $6,914,563,537.03
(g)The total amount of Principal Receivables
as of the last day of the
immediately preceding Due Period is .          $6,682,357,651.98
(h)The average amount of Principal Receivables
in the Trust during the
preceding Due Period (the sum of the amounts
in clause (f) and the
amount in clause (g) divided by 2) is equal to $6,798,460,594.50
 .
(i)The total amount of Finance Charge and
Administrative Receivables in the
Trust as of the last day of the immediately      $129,818,252.89
preceding Due Period is .
(j)The aggregate outstanding gross balance of
the Accounts which were
one payment (5-29 days) delinquent as of the
close of business on the last
day of the calendar month preceding such         $252,114,207.28
Distribution Date was equal to
(k)The aggregate outstanding gross balance of
the Accounts which were
two payments (30-59 days) delinquent as of the
close of business on the last
day of the calendar month preceding such          $84,788,168.39
Distribution Date was equal to
(l)The aggregate outstanding gross balance of
the Accounts which were
three or more payments (60+ days) delinquent
as of the close of business on the last
day of the calendar month preceding such         $198,498,506.51
Distribution Date was equal to
(m)The aggregate amount of Trust Excess
Principal Collections for such
Distribution Date is                           $1,259,178,621.41
(n)The aggregate amount of Principal               $5,718,540.07
Shortfalls for such Distribution Date is
6.Group One Information
(a)The Average Rate for Group One (the
weighted average Certificate Rate
reduced to take into account any payments made
pursuant to interest
(b)Group One Total Investor Collections is       $597,750,420.90
equal to .
(c)Group One Investor Principal Collections is   $563,064,759.89
equal to .
(d)Group One Investor Finance Charge and          $34,685,661.01
Administrative Collections is equal to .
(e)Group One Investor Additional Amounts is                $0.00
equal to .
(f)Group One Investor Default Amount is equal     $13,105,554.33
to .
(g)Group One Investor Monthly Fees is equal to     $3,768,254.81
(h)Group One Investor Monthly Interest is          $8,685,205.07
equal to .
7.Series 1993-1 Information
(a)The Series Adjusted Portfolio Yield for the
Due Period preceding such
Distribution Date was equal to                            10.71%
(b)The Series 1993-1 Allocation Percentage
with respect to the Due
Period preceding such Distribution Date was                5.24%
equal to .
(c)The Floating Allocation Percentage for the
Due Period preceding such
Distribution Date was equal to .                          85.31%
(d)The aggregate amount of Reallocated Finance
Charge and
Administrative Collections for the Due Period
preceding
such Distribution Date is equal to .               $4,545,534.72
(e)The Floating Allocation Percentage of
Series Allocable Finance
Charge and Administrative Collections for the
Due Period preceding
such Distribution Date is equal to                 $4,737,782.63
(f)Class A Invested Amount                        $75,000,000.00
(g)The Class A Invested Percentage with
respect to the Due Period
preceding such Distribution Date was equal to             48.57%
 .
(h)The Class A Invested Percentage of the
amount set forth in Item 7(d)
above was equal to                                 $2,207,799.19
(i)The amount of Class A Monthly Interest for
such Distribution Date is
equal to.                                            $288,879.19
(j)The amount of any Class A Monthly Interest
previously due but not
distributed on a prior Distribution Date is                $0.00
equal to .
(k)The amount of Class A Additional Interest
for such Distribution Date
is equal to                                                $0.00
(l)The amount of any Class A Additional
Interest previously due but not
distributed on a prior Distribution Date is                $0.00
equal to
(m)The Class A Investor Default Amount for
such Distribution Date is
equal to .                                           $869,471.08
(n)The Allocable Servicing Fee for such              $514,713.33
Distribution Date is equal to.
(o)The Class A Required Amount, if any, with
respect to such
Distribution Date is equal to                              $0.00
(p)Class B Invested Amount .                      $52,945,000.00
(q)The Class B Invested Percentage for the Due
Period preceding such
Distribution Date was equal to                            17.14%
(r)The Class B Invested Percentage of the
amount set forth in Item 7(d)
above is equal to.                                   $779,279.52
(s)The amount of Class B Monthly Interest for
such Distribution Date is
equal to.                                            $233,840.42
(t)The amount of any Class B Monthly Interest
previously due but not
distributed on a prior Distribution Date is                $0.00
equal to
(u)The amount of Class B Additional Interest
for such Distribution Date
is equal to.                                               $0.00
(v)The amount of any Class B Additional
Interest previously due but not
distributed on a prior Distribution Date is                $0.00
equal to.
(w)Class B Investor Default Amount for such
Distribution Date is equal
to                                                   $306,894.31
(x)The Collateral Invested Percentage of the
amount set forth in Item 7(d)
above is equal to                                  $1,558,456.01
(y)The Series 1993-1 Principal Shortfall for
such Distribution Date is
equal to.                                          $5,718,540.07
(z)The Series 1993-1 Excess Principal              $5,718,540.07
Collections is equal to.
(aa)The amount of Excess Finance Charge and
Administrative Collections
with respect to such Distribution Date is          $2,167,268.97
equal to
(bb)The amount of Excess Finance Charge and
Administrative Collections
referred to in Item 7(aa) will be available to
be distributed on such
Distribution Date to fund or reimburse the
following items:
(i)to fund the Class A Required Amount, if
any, with
respect to such Distribution Date.                         $0.00
(ii)to reimburse Class A Investor Charge-Offs.             $0.00
(iii)to pay current or overdue Class B Monthly
Interest,
Class B Additional Interest or the Cumulative
Excess Interest Amount                                     $0.00
(iv)to fund the Class B Investor Default
Amount with
respect to such Distribution Date                    $306,894.31
(v)to reimburse certain previous reductions in
the Class B
Invested Amount                                            $0.00
(vi)to pay any portion of the Allocable
Servicing Fee not
paid pursuant to clause (i) above.                         $0.00
(vii)to fund the Collateral Investor Default
Amount with
respect to such Distribution Date                    $613,748.04
(viii)to reimburse certain previous reductions
in the Collateral
Invested Amount                                            $0.00
(ix)to make any required deposit in the Cash               $0.00
Collateral Account
(cc)The amount of Subordinated Principal
Collections with respect to such
Distribution Date is equal to.                    $38,917,737.11
(dd)The Principal Allocation Percentage is                85.07%
equal to .
(ee)The total amount to be distributed to
Class A Certificateholders on
such Distribution Date in payment of principal    $75,000,000.00
is equal to
(ff)The total amount to be distributed to
Class B Certificateholders on
such Distribution Date in payment of principal             $0.00
is equal to
(gg)The amount of Class A Investor Charge-Offs
for such Distribution
Date is equal to.                                          $0.00
(hh)The total amount of reimbursements of
Class A Investor Charge-Offs
for such Distribution Date is equal to                     $0.00
(ii)The amount of Class B Investor Charge-Offs
and other reductions in
the Class B Invested Amount for such                       $0.00
Distribution Date is equal to
(jj)The total amount of reimbursements of
Class B Investor Charge-Offs
for such Distribution Date is equal to                     $0.00
(kk)The Class A Invested Amount at the close
of business on such
Distribution Date (after giving effect to all
payments and adjustments
on such Distribution Date) will be equal to.               $0.00
(ll)The Class B Invested Amount at the close
of business on such
Distribution Date (after giving effect to all
payments and adjustments
on such Distribution Date) will be equal to       $52,945,000.00
(mm)The Available Collateral Amount as of the
close of business on the
preceding Distribution Date (after giving
effect to any withdrawal
from the Collateral Account) was equal to.       $105,883,000.00
(nn)The Required Collateral Amount as of the
close of business on such
Distribution Date, after giving effect to any
withdrawal from the
Collateral Account and payments to the
Collateral Interest Holder on
such Distribution Date, will be equal to.        $105,883,000.00
(oo)The ratio of the Required Collateral
Amount to the Class B Invested Amount
as of the close of business on such
Distribution Date, after giving effect
to any withdrawal from the Collateral Account
and payments to the
Collateral Interest Holder on such                      199.987%
Distribution Date, will be equal to
(pp)The Cumulative Excess Interest Amount as
of the close of business on
such Distribution Date, after giving effect to
any payments of interest
to Class B Certificateholders on such                      $0.00
Distribution Date, will be equal to .
8.Total amount to be on deposit in the
Collection Account (after giving effect to
allocations required to be made pursuant to
the terms of all other Series now
outstanding and to the payment of the
Servicer's fee and funding of investor default
amounts) prior to making distributions on such    $77,240,707.96
Distribution Dates is equal to .
9.The total amount to be allocated according
to the terms of the Collateral
Agreement on such Distribution Date is equal       $1,717,988.35
to
10.Total amount to be distributed from the
Collection Account to the
Servicer in respect of the unpaid Allocable
Servicing Fee for the
preceding Due Period on such Distribution Date
(after taking into
consideration the amounts which have been
netted with respect to this
Series against deposits to the Collection                  $0.00
Account) is equal to.
11.As of the date hereof, to the best
knowledge of the undersigned, the Servicer
has performed in all material respects all its
obligations under the Pooling
and Servicing Agreement through the Due Period
preceding such
Distribution Date or, if there has been a
default in the performance of
any such obligation, set forth in detail the
(i) nature of such default,
(ii) the action taken by the Transferor and
Servicer, if any, to remedy such default
and (iii) the current status of each such                   None
default; if applicable, insert "None".
12.As of the date hereof, to the best
knowledge of the undersigned, no
Amortization Event has been deemed to have occurred on or prior to such Distribution Date.
13.As of the date hereof, to the best
knowledge of the undersigned, no
Lien has been placed on any of the Receivables other than pursuant to the Pooling and Servicing Agreement (or, if there is a Lien, such Lien consists of :
____________________________________________).
14.The amounts specified to be deposited into and withdrawn from the
Collection Account, as well as the amounts specified to be paid to the Transferor, the Servicer, the Interest Holder and the Certificateholders are all in accordance with the requirements of the Pooling and
Servicing Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate this 15th day of March, 1999.






HOUSEHOLD FINANCE CORPORATION
as Servicer,

By: _______________________________
 Name: Steven H. Smith
 Title: Servicing Officer

Household Finance Corporation
Household Affinity Funding Corp.                   February 1999
Household Affinity Credit Card Master Trust I       Mar 15, 1999
, Series 1993-1

CLASS A CERTIFICATEHOLDER'S STATEMENT
A.Information Regarding Distributions
1. Total distribution per $1,000 interest            $83.6543102
2. Principal distribution per $1,000 interest        $83.3333333
3. Interest distribution per $1,000 interest          $0.3209769
B. Calculation of Class A Interest
1. Calculation of Class A Certificate Rate
(a) One-month LIBOR                                  4.93563000%
(b) Spread                                           0.20000000%
(c) Class A Certificate Rate                         5.13563000%
2. Beginning Principal Amount                     $75,000,000.00
3. Days in Interest Period                                    27
C. Performance of Trust
1. Collections of Receivables
(a) Total Collections                          $1,805,204,666.18
(b) Collections of Finance Charge and            $106,077,489.74
Administrative Receivables
(c) Collections of Principal                   $1,699,127,176.44
2. Allocation of Receivables
(a) Class A Invested Percentage                           48.57%
(b) Principal Allocation Percentage                       85.07%
3. Delinquent Gross Balances
(a) Delinquent 5 - 29 days                       $252,114,207.28
 % of Gross Receivables                                    3.70%
(b) Delinquent 30 - 59 days                       $84,788,168.39
 % of Gross Receivables                                    1.24%
(c) Delinquent 60+ days                          $198,498,506.51
 % of Gross Receivables                                    2.91%
4. Class A Investor Default Amount                   $869,471.08
5. Class A Investor Charge-offs; Reimbursement
of Charge-offs
(a) Class A Investor Charge-offs, if any, for              $0.00
the Distribution Date
(b) The amount of Item 5.(a) per $1,000                    $0.00
interest
(c) Total reimbursed to Trust in respect of                $0.00
Class A Investor Charge-offs
(d) The amount of Item 5.(c) per $1,000                    $0.00
interest
(e) The amount, if any, by which the                       $0.00
outstanding principal balance of the
 Class A Certificates exceeds the class A
Invested Amount as of
 the end of the Distribution Date
6. Allocable Servicing Fee paid for the              $514,713.33
Distribution Date
7. Deficit Controlled Amortization Amount for              $0.00
the Distribution Date
D.Class A Pool Factor                                     0.0000
E. Receivables Balances
1. Principal Receivables as of the last day of $6,682,357,651.98 the preceding Due Period
2. Finance Charge and Administrative             $129,818,252.89
Receivables as of the last day
 of the preceding Due Period
F.Class B Certificates
1. Class B Invested Amount as of the end of       $52,945,000.00
the Distribution Date
2. Available Collateral Amount as of the end $105,883,000.00 of the Distribution Date

Household Finance Corporation
Household Affinity Funding Corp.                   February 1999
Household Affinity Credit Card Master Trust I       Mar 15, 1999
, Series 1993-1

CLASS B CERTIFICATEHOLDER'S STATEMENT
A.Information Regarding Distributions
1. Total distribution per $1,000 interest             $4.4166667
2. Principal distribution per $1,000 interest         $0.0000000
3. Interest distribution per $1,000 interest          $4.4166667
B. Calculation of Class B Interest
1. Calculation of Class B Certificate Rate
(a) Class B Coupon                                      5.30000%
2. Beginning Invested Amount                      $52,945,000.00
C. Performance of Trust
1. Collections of Receivables
(a) Total Collections                          $1,805,204,666.18
(b) Collections of Finance Charge and            $106,077,489.74
Administrative Receivables
(c) Collections of Principal                   $1,699,127,176.44
2. Allocation of Receivables
(a) Class B Invested Percentage                           17.14%
(b) Principal Allocation Percentage                       85.07%
3. Delinquent Gross Balances
(a) Delinquent 5 - 29 days                       $252,114,207.28
% of Gross Receivables                                     3.70%
(b) Delinquent 30 - 59 days                       $84,788,168.39
% of Gross Receivables                                     1.24%
(c) Delinquent 60+ days                          $198,498,506.51
% of Gross Receivables                                     2.91%
4. Class B Investor Default Amount                   $306,894.31
5. Class B Investor Charge-offs; Reimbursement
of Charge-offs
(a) Class B Investor Charge-offs, if any, for              $0.00
the Distribution Date
(b) The amount of Item 5.(a) per $1,000                    $0.00
interest
(c) Total reimbursed to Trust in respect of                $0.00
Class B Investor Charge-offs
(d) The amount of Item 5.(c) per $1,000                    $0.00
interest
(e) The amount, if any, by which the                       $0.00
outstanding principal balance of the
 Class B Certificates exceeds the Class B
Invested Amount as of
 the end of the Distribution Date
6. Available Cash Collateral Amount
(a) Available Cash Collateral Amount at the                $0.00
end of the Distribution Date
(b) Available Cash Collateral Amount as a               0.00000%
percent of the Class B
 Invested Amount, each at the end of the
Distribution Date
7. Available Collateral Invested Amount          $105,883,000.00
8. Deficit Controlled Amortization Amount for              $0.00
the Distribution Date
D.Class B Pool Factor                                     1.0000
E. Receivables Balances
1. Principal Receivables as of the last day of $6,682,357,651.98 the preceding Due Period
2. Finance Charge and Administrative             $129,818,252.89
Receivables as of the last day
 of the preceding Due Period


 MONTHLY SERVICER'S CERTIFICATE
(Delivered pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement

 HOUSEHOLD FINANCE CORPORATION
 HOUSEHOLD AFFINITY FUNDING CORPORATION
 HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1
Class A and Class B Certificates, Series 1993-2

The undersigned, a duly authorized
representative of Household Finance
Corporation, as
Servicer (the "Servicer"), pursuant to the
Amended and Restated Pooling and Servicing
Agreement, dated as of August 1, 1993 (the
"Pooling and Servicing Agreement"), by and
among
Household Affinity Funding Corporation, as
Transferor, the Servicer, and The Bank of New
York,
as Trustee, does hereby certify with respect
to the information set forth below as follows:
1.Capitalized terms used in this Certificate
shall have the respective
 meanings set forth in the Pooling and
Servicing Agreement.
2.Household Finance Corporation is, as of the
date hereof, the Servicer
 under the Pooling and Servicing Agreement.
3.The undersigned is a Servicing Officer.
4.This Certificate relates to the Distribution
Date occurring on March 15, 1999
5.Trust Information.
(a)The aggregate amount of Collections
processed for the Due Period
preceding such Distribution Date was equal to  $1,805,204,666.18
 .
(b)The aggregate amount of such Collections
with respect to Principal
Receivables for the Due Period preceding such
Distribution Date was
equal to .                                     $1,699,127,176.44
(i)The payment rate, [ ( (b) + (c)(ii) +                 25.776%
(c)(iii) ) / (f) ], is
(c)The aggregate amount of such Collections
with respect to Finance Charge
and Administrative Receivables and the
Defaulted Amount for the Due Period preceding
such Distribution Date was equal to .            $106,077,489.74
(i)The gross cash yield, [                               18.260%
((ii)+(iii)+(iv)+(v)) * 12 / (f) ], is
(ii)The amount of such aggregate with respect     $68,219,169.00
to Finance Charge was equal to
(iii)The amount of such aggregate with respect    $14,957,394.46
to Fees was equal to .
(iv)The amount of such aggregate with respect     $21,900,302.28
to Interchange was equal to
(v)The amount of such aggregate with respect         $140,087.00
to Other Recoveries was equal to
(vi)The amount of such aggregate with respect        $860,537.00
to Principal Recoveries was equal to
(d)The Gross Defaulted Amount for the             $40,080,086.82
preceding Due Period is .
(i)The annualized default rate, (d) *12 / (f),             6.96%
is
(ii)The annualized net default rate, [(d)-                 6.81%
(c)(vi)] *12 / (f), is
(e)The Portfolio Yield for such Distribution              11.45%
Date .
(f)The total amount of Principal Receivables
in the Trust at the beginning
of the preceding Due Period is equal to .      $6,914,563,537.03
(g)The total amount of Principal Receivables
as of the last day of the
immediately preceding Due Period is .          $6,682,357,651.98
(h)The average amount of Principal Receivables
in the Trust during the
preceding Due Period (the sum of the amounts
in clause (f) and the
amount in clause (g) divided by 2) is equal to $6,798,460,594.50
 .
(i)The total amount of Finance Charge and
Administrative Receivables in the
Trust as of the last day of the immediately      $129,818,252.89
preceding Due Period is .
(j)The aggregate outstanding gross balance of
the Accounts which were
one payment (5-29 days) delinquent as of the
close of business on the last
day of the calendar month preceding such         $252,114,207.28
Distribution Date was equal to
(k)The aggregate outstanding gross balance of
the Accounts which were
two payments (30-59 days) delinquent as of the
close of business on the last
day of the calendar month preceding such          $84,788,168.39
Distribution Date was equal to
(l)The aggregate outstanding gross balance of
the Accounts which were
three or more payments (60+ days) delinquent
as of the close of business on the last
day of the calendar month preceding such         $198,498,506.51
Distribution Date was equal to
(m)The aggregate amount of Trust Excess
Principal Collections for such
Distribution Date is                           $1,259,178,621.41
(n)The aggregate amount of Principal               $5,718,540.07
Shortfalls for such Distribution Date is
6.Group One Information
(a)The Average Rate for Group One (the
weighted average Certificate Rate
reduced to take into account any payments made
pursuant to interest
rate agreements, if any ) is equal to                     5.399%
(b)Group One Total Investor Collections is       $597,750,420.90
equal to .
(c)Group One Investor Principal Collections is   $563,064,759.89
equal to .
(d)Group One Investor Finance Charge and          $34,685,661.01
Administrative Collections is equal to .
(e)Group One Investor Additional Amounts is                $0.00
equal to .
(f)Group One Investor Default Amount is equal     $13,105,554.33
to .
(g)Group One Investor Monthly Fees is equal to     $3,768,254.81
(h)Group One Investor Monthly Interest is          $8,685,205.07
equal to .
7.Series 1993-2 Information
(a)The Series Adjusted Portfolio Yield for the
Due Period preceding such
Distribution Date was equal to                           12.433%
(b)The Series 1993-2 Allocation Percentage
with respect to the Due
Period preceding such Distribution Date was                9.97%
equal to .
(c)The Floating Allocation Percentage for the
Due Period preceding such
Distribution Date was equal to .                          85.31%
(d)The aggregate amount of Reallocated Finance
Charge and
Administrative Collections for the Due Period
preceding
such Distribution Date is equal to .               $9,504,393.77
(e)The Floating Allocation Percentage of
Series Allocable Finance
Charge and Administrative Collections for the
Due Period preceding
such Distribution Date is equal to                 $9,024,228.05
(f)Class A Invested Amount                       $500,000,000.00
(g)The Class A Invested Percentage with
respect to the Due Period
preceding such Distribution Date was equal to            85.000%
 .
(h)The Class A Invested Percentage of the
amount set forth in Item 7(d)
above was equal to                                 $8,078,725.01
(i)The amount of Class A Monthly Interest for
such Distribution Date is
equal to.                                          $2,333,333.33
(j)The amount of any Class A Monthly Interest
previously due but not
distributed on a prior Distribution Date is                $0.00
equal to .
(k)The amount of Class A Additional Interest
for such Distribution Date
is equal to                                                $0.00
(l)The amount of any Class A Additional
Interest previously due but not
distributed on a prior Distribution Date is                $0.00
equal to
(m)The Class A Investor Default Amount for
such Distribution Date is
equal to .                                         $2,898,236.93
(n)The Allocable Servicing Fee for such              $980,393.33
Distribution Date is equal to.
(o)The Class A Required Amount, if any, with
respect to such
Distribution Date is equal to                              $0.00
(p)Class B Invested Amount .                      $29,412,000.00
(q)The Class B Invested Percentage for the Due
Period preceding such
Distribution Date was equal to                            5.000%
(r)The Class B Invested Percentage of the
amount set forth in Item 7(d)
above is equal to.                                   $475,222.92
(s)The amount of Class B Monthly Interest for
such Distribution Date is
equal to.                                            $144,609.00
(t)The amount of any Class B Monthly Interest
previously due but not
distributed on a prior Distribution Date is                $0.00
equal to
(u)The amount of Class B Additional Interest
for such Distribution Date
is equal to.                                               $0.00
(v)The amount of any Class B Additional
Interest previously due but not
distributed on a prior Distribution Date is                $0.00
equal to.
(w)Class B Investor Default Amount for such
Distribution Date is equal
to                                                   $170,485.89
(x)The Collateral Invested Percentage of the
amount set forth in Item 7(d)
above is equal to                                    $950,445.84
(y)The Series 1993-2 Principal Shortfall for
such Distribution Date is
equal to.                                                  $0.00
(z)The Series 1993-2 Excess Principal                      $0.00
Collections is equal to.
(aa)The amount of Excess Finance Charge and
Administrative Collections
with respect to such Distribution Date is          $2,885,953.06
equal to
(bb)The amount of Excess Finance Charge and
Administrative Collections
referred to in Item 7(aa) will be available to
be distributed on such
Distribution Date to fund or reimburse the
following items:
(i)to fund the Class A Required Amount, if
any, with
respect to such Distribution Date.                         $0.00
(ii)to reimburse Class A Investor Charge-Offs.             $0.00
(iii)to pay current or overdue Class B Monthly
Interest,
Class B Additional Interest or the Cumulative
Excess Interest Amount                                     $0.00
(iv)to fund the Class B Investor Default
Amount with
respect to such Distribution Date                    $170,485.89
(v)to reimburse certain previous reductions in
the Class B
Invested Amount                                            $0.00
(vi)to pay any portion of the Allocable
Servicing Fee not
paid pursuant to clause (i) above.                         $0.00
(vii)to fund the Collateral Investor Default
Amount with
respect to such Distribution Date                    $340,971.78
(viii)to reimburse certain previous reductions
in the Collateral
Invested Amount                                            $0.00
(ix)to make any required deposit in the Cash               $0.00
Collateral Account
(cc)The amount of Subordinated Principal
Collections with respect to such
Distribution Date is equal to.                    $21,682,378.76
(dd)The Principal Allocation Percentage is                85.31%
equal to .
(ee)The total amount to be distributed to
Class A Certificateholders on
such Distribution Date in payment of principal             $0.00
is equal to
(ff)The total amount to be distributed to
Class B Certificateholders on
such Distribution Date in payment of principal             $0.00
is equal to
(gg)The amount of Class A Investor Charge-Offs
for such Distribution
Date is equal to.                                          $0.00
(hh)The total amount of reimbursements of
Class A Investor Charge-Offs
for such Distribution Date is equal to                     $0.00
(ii)The amount of Class B Investor Charge-Offs
and other reductions in
the Class B Invested Amount for such                       $0.00
Distribution Date is equal to
(jj)The total amount of reimbursements of
Class B Investor Charge-Offs
for such Distribution Date is equal to                     $0.00
(kk)The Class A Invested Amount at the close
of business on such
Distribution Date (after giving effect to all
payments and adjustments
on such Distribution Date) will be equal to.     $500,000,000.00
(ll)The Class B Invested Amount at the close
of business on such
Distribution Date (after giving effect to all
payments and adjustments
on such Distribution Date) will be equal to       $29,412,000.00
(mm)The Available Collateral Amount as of the
close of business on the
preceding Distribution Date (after giving
effect to any withdrawal
from the Collateral Account) was equal to.        $58,824,000.00
(nn)The Required Collateral Amount as of the
close of business on such
Distribution Date, after giving effect to any
withdrawal from the
Collateral Account and payments to the
Collateral Interest Holder on
such Distribution Date, will be equal to.         $58,824,000.00
(oo)The ratio of the Required Collateral
Amount to the Class B Invested Amount
as of the close of business on such
Distribution Date, after giving effect
to any withdrawal from the Collateral Account
and payments to the
Collateral Interest Holder on such                      200.000%
Distribution Date, will be equal to
(pp)The Cumulative Excess Interest Amount as
of the close of business on
such Distribution Date, after giving effect to
any payments of interest
to Class B Certificateholders on such                      $0.00
Distribution Date, will be equal to .
8.Total amount to be on deposit in the
Collection Account (after giving effect to
allocations required to be made pursuant to
the terms of all other Series now
outstanding and to the payment of the
Servicer's fee and funding of investor default
amounts) prior to making distributions on such     $5,114,305.84
Distribution Dates is equal to .
9.The total amount to be allocated according
to the terms of the Collateral
Agreement on such Distribution Date is equal       $2,636,363.51
to
10.Total amount to be distributed from the
Collection Account to the
Servicer in respect of the unpaid Allocable
Servicing Fee for the
preceding Due Period on such Distribution Date
(after taking into
consideration the amounts which have been
netted with respect to this
Series against deposits to the Collection                  $0.00
Account) is equal to.
11.As of the date hereof, to the best
knowledge of the undersigned, the Servicer
has performed in all material respects all its
obligations under the Pooling
and Servicing Agreement through the Due Period
preceding such
Distribution Date or, if there has been a
default in the performance of
any such obligation, set forth in detail the
(i) nature of such default,
(ii) the action taken by the Transferor and
Servicer, if any, to remedy such default
and (iii) the current status of each such                   None
default; if applicable, insert "None".
12.As of the date hereof, to the best
knowledge of the undersigned, no
Amortization Event has been deemed to have occurred on or prior to such Distribution Date.
13.As of the date hereof, to the best
knowledge of the undersigned, no
Lien has been placed on any of the Receivables other than pursuant to the Pooling and Servicing Agreement (or, if there is a Lien, such Lien consists of :
____________________________________________).
14.The amounts specified to be deposited into and withdrawn from the
Collection Account, as well as the amounts specified to be paid to the Transferor, the Servicer, the Interest Holder and the Certificateholders are all in accordance with the requirements of the Pooling and
Servicing Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate this 15th day of March, 1999.





HOUSEHOLD FINANCE CORPORATION
as Servicer,

By: _______________________________
 Name: Steven H. Smith
 Title: Servicing Officer

Household Finance Corporation
Household Affinity Funding Corp.                   February 1999
Household Affinity Credit Card Master Trust I       Mar 15, 1999
, Series 1993-2

CLASS A CERTIFICATEHOLDER'S STATEMENT
A.Information Regarding Distributions
1. Total distribution per $1,000 interest           $4.666666660
2. Principal distribution per $1,000 interest       $0.000000000
3. Interest distribution per $1,000 interest        $4.666666660
B. Calculation of Class A Interest
1. Class A Coupon                                    5.60000000%
2. Beginning Principal Amount                    $500,000,000.00
C. Performance of Trust
1. Collections of Receivables
(a) Total Collections                          $1,805,204,666.18
(b) Collections of Finance Charge and            $106,077,489.74
Administrative Receivables
(c) Collections of Principal                   $1,699,127,176.44
2. Allocation of Receivables
(a) Class A Invested Percentage                          85.000%
(b) Principal Allocation Percentage                      85.313%
3. Delinquent Gross Balances
(a) Delinquent 5 - 29 days                       $252,114,207.28
% of Gross Receivables                                     3.70%
(b) Delinquent 30 - 59 days                       $84,788,168.39
% of Gross Receivables                                     1.24%
(c) Delinquent 60+ days                          $198,498,506.51
% of Gross Receivables                                     2.91%
4. Class A Investor Default Amount                 $2,898,236.93
5. Class A Investor Charge-offs; Reimbursement
of Charge-offs
(a) Class A Investor Charge-offs, if any, for              $0.00
the Distribution Date
(b) The amount of Item 5.(a) per $1,000                    $0.00
interest
(c) Total reimbursed to Trust in respect of                $0.00
Class A Investor Charge-offs
(d) The amount of Item 5.(c) per $1,000                    $0.00
interest
(e) The amount, if any, by which the
outstanding principal balance of the
 Class A Certificates exceeds the class A
Invested Amount as of
 the end of the Distribution Date                          $0.00
6. Allocable Servicing Fee paid for the              $980,393.33
Distribution Date
7. Deficit Controlled Amortization Amount for              $0.00
the Distribution Date
D.Class A Pool Factor                                     1.0000
E. Receivables Balances
1. Principal Receivables as of the last day of $6,682,357,651.98 the preceding Due Period
2. Finance Charge and Administrative             $129,818,252.89
Receivables as of the last day
 of the preceding Due Period
F. Class B Certificates
1. Class B Invested Amount as of the end of       $29,412,000.00
the Distribution Date
2. Available Collateral Amount as of the end $58,824,000.00 of the Distribution Date

Household Finance Corporation
Household Affinity Funding Corp.                   February 1999
Household Affinity Credit Card Master Trust I       Mar 15, 1999
, Series 1993-2

CLASS B CERTIFICATEHOLDER'S STATEMENT

1. Total distribution per $1,000 interest             $4.9166667
2. Principal distribution per $1,000 interest         $0.0000000
3. Interest distribution per $1,000 interest          $4.9166667
B. Calculation of Class B Interest
1. Class B Coupon                                    5.90000000%
2. Beginning Invested Amount                      $29,412,000.00
C. Performance of Trust
1. Collections of Receivables
(a) Total Collections                          $1,805,204,666.18
(b) Collections of Finance Charge and            $106,077,489.74
Administrative Receivables
(c) Collections of Principal                   $1,699,127,176.44
2. Allocation of Receivables
(a) Class B Invested Percentage                           5.000%
(b) Principal Allocation Percentage                      85.313%
3. Delinquent Gross Balances
(a) Delinquent 5 - 29 days                       $252,114,207.28
% of Gross Receivables                                     3.70%
(b) Delinquent 30 - 59 days                       $84,788,168.39
% of Gross Receivables                                     1.24%
(c) Delinquent 60+ days                          $198,498,506.51
% of Gross Receivables                                     2.91%
4. Class B Investor Default Amount                   $170,485.89
5. Class B Investor Charge-offs; Reimbursement
of Charge-offs
(a) Class B Investor Charge-offs, if any, for              $0.00
the Distribution Date
(b) The amount of Item 5.(a) per $1,000                    $0.00
interest
(c) Total reimbursed to Trust in respect of                $0.00
Class B Investor Charge-offs
(d) The amount of Item 5.(c) per $1,000                    $0.00
interest
(e) The amount, if any, by which the                       $0.00
outstanding principal balance of the
 Class B Certificates exceeds the Class B
Invested Amount as of
 the end of the Distribution Date
6. Available Cash Collateral Amount
(a) Available Cash Collateral Amount at the                $0.00
end of the Distribution Date
(b) Available Cash Collateral Amount as a                  0.00%
percent of the Class B
 Invested Amount, each at the end of the
Distribution Date
7. Available Collateral Amount                    $58,824,000.00
8. Deficit Controlled Amortization Amount for              $0.00
the Distribution Date
D.Class B Pool Factor                                $1.00000000
E. Receivables Balances
1. Principal Receivables as of the last day of $6,682,357,651.98 the preceding Due Period
2. Finance Charge and Administrative             $129,818,252.89
Receivables as of the last day
 of the preceding Due Period


 MONTHLY SERVICER'S CERTIFICATE
(Delivered pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement

 HOUSEHOLD FINANCE CORPORATION
 HOUSEHOLD AFFINITY FUNDING CORPORATION
 HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1
Class A and Class B Certificates, Series 1994-1

The undersigned, a duly authorized
representative of Household Finance
Corporation, as
Servicer (the "Servicer"), pursuant to the
Amended and Restated Pooling and Servicing
Agreement, dated as of August 1, 1993 (the
"Pooling and Servicing Agreement"), by and
among
Household Affinity Funding Corporation, as
Transferor, the Servicer, and The Bank of New
York,
as Trustee, does hereby certify with respect
to the information set forth below as follows:
1.Capitalized terms used in this Certificate
shall have the respective
 meanings set forth in the Pooling and
Servicing Agreement.
2.Household Finance Corporation is, as of the
date hereof, the Servicer
 under the Pooling and Servicing Agreement.
3.The undersigned is a Servicing Officer.
4.This Certificate relates to the Distribution
Date occurring on March 15, 1999
5.Trust Information.
(a)The aggregate amount of Collections
processed for the Due Period
preceding such Distribution Date was equal to  $1,805,204,666.18
 .
(b)The aggregate amount of such Collections
with respect to Principal
Receivables for the Due Period preceding such
Distribution Date was
equal to .                                     $1,699,127,176.44
(i)The payment rate, [ ( (b) + (c)(ii) +                  25.78%
(c)(iii) ) / (f) ], is
(c)The aggregate amount of such Collections
with respect to Finance Charge
and Administrative Receivables and the
Defaulted Amount for the Due Period preceding
such Distribution Date was equal to .            $106,077,489.74
(i)The gross cash yield, [                                18.26%
((ii)+(iii)+(iv)+(v)) * 12 / (f) ], is
(ii)The amount of such aggregate with respect     $68,219,169.00
to Finance Charge was equal to
(iii)The amount of such aggregate with respect    $14,957,394.46
to Fees was equal to .
(iv)The amount of such aggregate with respect     $21,900,302.28
to Interchange was equal to
(v)The amount of such aggregate with respect         $140,087.00
to Other Recoveries was equal to
(vi)The amount of such aggregate with respect        $860,537.00
to Principal Recoveries was equal to
(d)The Gross Defaulted Amount for the             $40,080,086.82
preceding Due Period is .
(i)The annualized default rate, (d) *12 / (f),             6.96%
is
(ii)The annualized net default rate, [(d)-                 6.81%
(c)(vi)] *12 / (f), is
(e)The Portfolio Yield for such Distribution              11.45%
Date .
(f)The total amount of Principal Receivables
in the Trust at the beginning
of the preceding Due Period is equal to .      $6,914,563,537.03
(g)The total amount of Principal Receivables
as of the last day of the
immediately preceding Due Period is .          $6,682,357,651.98
(h)The average amount of Principal Receivables
in the Trust during the
preceding Due Period (the sum of the amounts
in clause (f) and the
amount in clause (g) divided by 2) is equal to $6,798,460,594.50
 .
(i)The total amount of Finance Charge and
Administrative Receivables in the
Trust as of the last day of the immediately      $129,818,252.89
preceding Due Period is .
(j)The aggregate outstanding gross balance of
the Accounts which were
one payment (5-29 days) delinquent as of the
close of business on the last
day of the calendar month preceding such         $252,114,207.28
Distribution Date was equal to
(k)The aggregate outstanding gross balance of
the Accounts which were
two payments (30-59 days) delinquent as of the
close of business on the last
day of the calendar month preceding such          $84,788,168.39
Distribution Date was equal to
(l)The aggregate outstanding gross balance of
the Accounts which were
three or more payments (60+ days) delinquent
as of the close of business on the last
day of the calendar month preceding such         $198,498,506.51
Distribution Date was equal to
(m)The aggregate amount of Trust Excess
Principal Collections for such
Distribution Date is                           $1,259,178,621.41
(n)The aggregate amount of Principal               $5,718,540.07
Shortfalls for such Distribution Date is
6.Group One Information
(a)The Average Rate for Group One (the
weighted average Certificate Rate
reduced to take into account any payments made
pursuant to interest
rate agreements, if any ) is equal to                      5.40%
(b)Group One Total Investor Collections is       $597,750,420.90
equal to .
(c)Group One Investor Principal Collections is   $563,064,759.89
equal to .
(d)Group One Investor Finance Charge and          $34,685,661.01
Administrative Collections is equal to .
(e)Group One Investor Additional Amounts is                $0.00
equal to .
(f)Group One Investor Default Amount is equal     $13,105,554.33
to .
(g)Group One Investor Monthly Fees is equal to     $3,768,254.81
(h)Group One Investor Monthly Interest is          $8,685,205.07
equal to .
7.Series 1994-1 Information
(a)The Series Adjusted Portfolio Yield for the
Due Period preceding such
Distribution Date was equal to                            10.87%
(b)The Series 1994-1 Allocation Percentage
with respect to the Due
Period preceding such Distribution Date was               12.95%
equal to .
(c)The Floating Allocation Percentage for the
Due Period preceding such
Distribution Date was equal to .                          85.31%
(d)The aggregate amount of Reallocated Finance
Charge and
Administrative Collections for the Due Period
preceding
such Distribution Date is equal to .              $11,350,448.63
(e)The Floating Allocation Percentage of
Series Allocable Finance
Charge and Administrative Collections for the
Due Period preceding
such Distribution Date is equal to                $11,718,948.76
(f)Class A Invested Amount                       $531,250,000.00
(g)The Class A Invested Percentage with
respect to the Due Period
preceding such Distribution Date was equal to             83.45%
 .
(h)The Class A Invested Percentage of the
amount set forth in Item 7(d)
above was equal to                                 $9,472,465.31
(i)The amount of Class A Monthly Interest for
such Distribution Date is
equal to.                                          $2,026,305.70
(j)The amount of any Class A Monthly Interest
previously due but not
distributed on a prior Distribution Date is                $0.00
equal to .
(k)The amount of Class A Additional Interest
for such Distribution Date
is equal to                                                $0.00
(l)The amount of any Class A Additional
Interest previously due but not
distributed on a prior Distribution Date is                $0.00
equal to
(m)The Class A Investor Default Amount for
such Distribution Date is
equal to .                                         $3,695,252.09
(n)The Allocable Servicing Fee for such            $1,273,148.15
Distribution Date is equal to.
(o)The Class A Required Amount, if any, with
respect to such
Distribution Date is equal to                              $0.00
(p)Class B Invested Amount .                      $50,000,000.00
(q)The Class B Invested Percentage for the Due
Period preceding such
Distribution Date was equal to                             6.55%
(r)The Class B Invested Percentage of the
amount set forth in Item 7(d)
above is equal to.                                   $742,938.46
(s)The amount of Class B Monthly Interest for
such Distribution Date is
equal to.                                            $252,083.33
(t)The amount of any Class B Monthly Interest
previously due but not
distributed on a prior Distribution Date is                $0.00
equal to
(u)The amount of Class B Additional Interest
for such Distribution Date
is equal to.                                               $0.00
(v)The amount of any Class B Additional
Interest previously due but not
distributed on a prior Distribution Date is                $0.00
equal to.
(w)Class B Investor Default Amount for such
Distribution Date is equal
to                                                   $289,823.69
(x)The Collateral Invested Percentage of the
amount set forth in Item 7(d)
above is equal to                                  $1,135,044.86
(y)The Series 1994-1 Principal Shortfall for
such Distribution Date is
equal to.                                                  $0.00
(z)The Series 1994-1 Excess Principal                      $0.00
Collections is equal to.
(aa)The amount of Excess Finance Charge and
Administrative Collections
with respect to such Distribution Date is          $3,816,152.28
equal to
(bb)The amount of Excess Finance Charge and
Administrative Collections
referred to in Item 7(aa) will be available to
be distributed on such
Distribution Date to fund or reimburse the
following items:
(i)to fund the Class A Required Amount, if
any, with
respect to such Distribution Date.                         $0.00
(ii)to reimburse Class A Investor Charge-Offs.             $0.00
(iii)to pay current or overdue Class B Monthly
Interest,
Class B Additional Interest or the Cumulative
Excess Interest Amount                                     $0.00
(iv)to fund the Class B Investor Default
Amount with
respect to such Distribution Date                    $289,823.69
(v)to reimburse certain previous reductions in
the Class B
Invested Amount                                            $0.00
(vi)to pay any portion of the Allocable
Servicing Fee not
paid pursuant to clause (i) above.                         $0.00
(vii)to fund the Collateral Investor Default
Amount with
respect to such Distribution Date                    $442,786.20
(viii)to reimburse certain previous reductions
in the Collateral
Invested Amount                                            $0.00
(ix)to make any required deposit in the Cash               $0.00
Collateral Account
(cc)The amount of Subordinated Principal
Collections with respect to such
Distribution Date is equal to.                    $32,330,680.52
(dd)The Principal Allocation Percentage is                88.81%
equal to .
(ee)The total amount to be distributed to
Class A Certificateholders on
such Distribution Date in payment of principal   $106,250,000.00
is equal to
(ff)The total amount to be distributed to
Class B Certificateholders on
such Distribution Date in payment of principal             $0.00
is equal to
(gg)The amount of Class A Investor Charge-Offs
for such Distribution
Date is equal to.                                          $0.00
(hh)The total amount of reimbursements of
Class A Investor Charge-Offs
for such Distribution Date is equal to                     $0.00
(ii)The amount of Class B Investor Charge-Offs
and other reductions in
the Class B Invested Amount for such                       $0.00
Distribution Date is equal to
(jj)The total amount of reimbursements of
Class B Investor Charge-Offs
for such Distribution Date is equal to                     $0.00
(kk)The Class A Invested Amount at the close
of business on such
Distribution Date (after giving effect to all
payments and adjustments
on such Distribution Date) will be equal to.     $425,000,000.00
(ll)The Class B Invested Amount at the close
of business on such
Distribution Date (after giving effect to all
payments and adjustments
on such Distribution Date) will be equal to       $50,000,000.00
(mm)The Available Collateral Amount as of the
close of business on the
preceding Distribution Date (after giving
effect to any withdrawal
from the Collateral Account) was equal to.        $64,583,333.33
(nn)The Required Collateral Amount as of the
close of business on such
Distribution Date, after giving effect to any
withdrawal from the
Collateral Account and payments to the
Collateral Interest Holder on
such Distribution Date, will be equal to.         $52,777,777.78
(oo)The ratio of the Required Collateral
Amount to the Class B Invested Amount
as of the close of business on such
Distribution Date, after giving effect
to any withdrawal from the Collateral Account
and payments to the
Collateral Interest Holder on such                       105.56%
Distribution Date, will be equal to
(pp)The Cumulative Excess Interest Amount as
of the close of business on
such Distribution Date, after giving effect to
any payments of interest
to Class B Certificateholders on such                      $0.00
Distribution Date, will be equal to .
8.Total amount to be on deposit in the
Collection Account (after giving effect to
allocations required to be made pursuant to
the terms of all other Series now
outstanding and to the payment of the
Servicer's fee and funding of investor default
amounts) prior to making distributions on such   $123,704,994.06
Distribution Dates is equal to .
9.The total amount to be allocated according
to the terms of the Collateral
Agreement on such Distribution Date is equal      $15,176,605.03
to
10.Total amount to be distributed from the
Collection Account to the
Servicer in respect of the unpaid Allocable
Servicing Fee for the
preceding Due Period on such Distribution Date
(after taking into
consideration the amounts which have been
netted with respect to this
Series against deposits to the Collection                  $0.00
Account) is equal to.
11.As of the date hereof, to the best
knowledge of the undersigned, the Servicer
has performed in all material respects all its
obligations under the Pooling
and Servicing Agreement through the Due Period
preceding such
Distribution Date or, if there has been a
default in the performance of
any such obligation, set forth in detail the
(i) nature of such default,
(ii) the action taken by the Transferor and
Servicer, if any, to remedy such default
and (iii) the current status of each such                   None
default; if applicable, insert "None".
12.As of the date hereof, to the best
knowledge of the undersigned, no
Amortization Event has been deemed to have
occurred on or prior to
such Distribution Date.
13.As of the date hereof, to the best
knowledge of the undersigned, no
Lien has been placed on any of the Receivables
other than pursuant to
the Pooling and Servicing Agreement (or, if
there is a Lien, such Lien
consists of :                                              $0.00
____________________________________________).
14.The amounts specified to be deposited into and withdrawn from the
Collection Account, as well as the amounts specified to be paid to the Transferor, the Servicer, the Interest Holder and the Certificateholders are all in accordance with the requirements of the Pooling and
Servicing Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate this 15th day of March, 1999.





HOUSEHOLD FINANCE CORPORATION
as Servicer,

By: _______________________________
 Name: Steven H. Smith
 Title: Servicing Officer

Household Finance Corporation
Household Affinity Funding Corp.                   February 1999
Household Affinity Credit Card Master Trust I       Mar 15, 1999
, Series 1994-1

CLASS A CERTIFICATEHOLDER'S STATEMENT
A.Information Regarding Distributions
1. Total distribution per $1,000 interest           $127.3838891
2. Principal distribution per $1,000 interest       $125.0000000
3. Interest distribution per $1,000 interest          $2.3838891
B. Calculation of Class A Interest
1. Calculation of Class A Certificate Rate
(a) One-month LIBOR                                 4.935630000%
(b) Spread                                          0.150000000%
(c) Class A Certificate Rate                        5.085630000%
2. Beginning Principal Amount                    $531,250,000.00
3. Days in Interest Period                                    27
C. Performance of Trust
1. Collections of Receivables
(a) Total Collections                          $1,805,204,666.18
(b) Collections of Finance Charge and            $106,077,489.74
Administrative Receivables
(c) Collections of Principal                   $1,699,127,176.44
2. Allocation of Receivables
(a) Class A Invested Percentage                           83.45%
(b) Principal Allocation Percentage                       88.81%
3. Delinquent Gross Balances
(a) Delinquent 5 - 29 days                       $252,114,207.28
% of Gross Receivables                                     3.70%
(b) Delinquent 30 - 59 days                       $84,788,168.39
% of Gross Receivables                                     1.24%
(c) Delinquent 60+ days                          $198,498,506.51
% of Gross Receivables                                     2.91%
4. Class A Investor Default Amount                 $3,695,252.09
5. Class A Investor Charge-offs; Reimbursement
of Charge-offs
(a) Class A Investor Charge-offs, if any, for              $0.00
the Distribution Date
(b) The amount of Item 5.(a) per $1,000                    $0.00
interest
(c) Total reimbursed to Trust in respect of                $0.00
Class A Investor Charge-offs
(d) The amount of Item 5.(c) per $1,000                    $0.00
interest
(e) The amount, if any, by which the
outstanding principal balance of the
 Class A Certificates exceeds the class A
Invested Amount as of
 the end of the Distribution Date                          $0.00
6. Allocable Servicing Fee paid for the            $1,273,148.15
Distribution Date
7. Deficit Controlled Amortization Amount for              $0.00
the Distribution Date
D.Class A Pool Factor
E. Receivables Balances
1. Principal Receivables as of the last day of $6,682,357,651.98 the preceding Due Period
2. Finance Charge and Administrative
Receivables as of the last day
 of the preceding Due Period                     $129,818,252.89
F.Class B Certificates
1. Class B Invested Amount as of the end of       $50,000,000.00
the Distribution Date
2. Available Collateral Amount as of the end $52,777,777.78 of the Distribution Date

Household Finance Corporation
Household Affinity Funding Corp.                   February 1999
Household Affinity Credit Card Master Trust I       Mar 15, 1999
, Series 1994-1

CLASS B CERTIFICATEHOLDER'S STATEMENT
A.Information Regarding Distributions
1. Total distribution per $1,000 interest           $5.041666600
2. Principal distribution per $1,000 interest       $0.000000000
3. Interest distribution per $1,000 interest        $5.041666600
B. Calculation of Class B Interest
1. Class B Coupon                                     6.0500000%
2. Beginning Invested Amount                      $50,000,000.00
C. Performance of Trust
1. Collections of Receivables
(a) Total Collections                          $1,805,204,666.18
(b) Collections of Finance Charge and            $106,077,489.74
Administrative Receivables
(c) Collections of Principal                   $1,699,127,176.44
2. Allocation of Receivables
(a) Class B Invested Percentage                           6.545%
(b) Principal Allocation Percentage                       88.81%
3. Delinquent Gross Balances
(a) Delinquent 5 - 29 days                       $252,114,207.28
% of Gross Receivables                                     3.70%
(b) Delinquent 30 - 59 days                       $84,788,168.39
% of Gross Receivables                                     1.24%
(c) Delinquent 60+ days                          $198,498,506.51
% of Gross Receivables                                     2.91%
4. Class B Investor Default Amount                   $289,823.69
5. Class B Investor Charge-offs; Reimbursement
of Charge-offs
(a) Class B Investor Charge-offs, if any, for              $0.00
the Distribution Date
(b) The amount of Item 5.(a) per $1,000                    $0.00
interest
(c) Total reimbursed to Trust in respect of                $0.00
Class B Investor Charge-offs
(d) The amount of Item 5.(c) per $1,000                    $0.00
interest
(e) The amount, if any, by which the
outstanding principal balance of the
 Class B Certificates exceeds the Class B
Invested Amount as of
 the end of the Distribution Date                          $0.00
6. Available Cash Collateral Amount
(a) Available Cash Collateral Amount at the                $0.00
end of the Distribution Date
(b) Available Cash Collateral Amount as a                 0.000%
percent of the Class B
 Invested Amount, each at the end of the
Distribution Date
7. Available Collateral Amount                    $52,777,777.78
8. Deficit Controlled Amortization Amount for              $0.00
the Distribution Date
D.Class B Pool Factor                                       1.00
E. Receivables Balances
1. Principal Receivables as of the last day of $6,682,357,651.98 the preceding Due Period
2. Finance Charge and Administrative             $129,818,252.89
Receivables as of the last day
 of the preceding Due Period


MONTHLY SERVICER'S CERTIFICATE
(Delivered pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement

 HOUSEHOLD FINANCE CORPORATION
 HOUSEHOLD AFFINITY FUNDING CORPORATION
 HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1
Class A and Class B Certificates, Series 1995-1

The undersigned, a duly authorized
representative of Household Finance
Corporation, as
Servicer (the "Servicer"), pursuant to the
Amended and Restated Pooling and Servicing
Agreement, dated as of August 1, 1993 (the
"Pooling and Servicing Agreement"), by and
among
Household Affinity Funding Corporation, as
Transferor, the Servicer, and The Bank of New
York,
as Trustee, does hereby certify with respect
to the information set forth below as follows:
1.Capitalized terms used in this Certificate
shall have the respective
 meanings set forth in the Pooling and
Servicing Agreement.
2.Household Finance Corporation is, as of the
date hereof, the Servicer
 under the Pooling and Servicing Agreement.
3.The undersigned is a Servicing Officer.
4.This Certificate relates to the Distribution
Date occurring on March 15, 1999
5.Trust Information.
(a)The aggregate amount of Collections
processed for the Due Period
preceding such Distribution Date was equal to  $1,805,204,666.18
 .
(b)The aggregate amount of such Collections
with respect to Principal
Receivables for the Due Period preceding such
Distribution Date was
equal to .                                     $1,699,127,176.44
(i)The payment rate, [ ( (b) + (c)(ii) +                 25.776%
(c)(iii) ) / (f) ], is
(c)The aggregate amount of such Collections
with respect to Finance Charge
and Administrative Receivables and the
Defaulted Amount for the Due Period preceding
such Distribution Date was equal to .            $106,077,489.74
(i)The gross cash yield, [                               18.260%
((ii)+(iii)+(iv)+(v)) * 12 / (f) ], is
(ii)The amount of such aggregate with respect     $68,219,169.00
to Finance Charge was equal to
(iii)The amount of such aggregate with respect    $14,957,394.46
to Fees was equal to .
(iv)The amount of such aggregate with respect     $21,900,302.28
to Interchange was equal to
(v)The amount of such aggregate with respect         $140,087.00
to Other Recoveries was equal to
(vi)The amount of such aggregate with respect        $860,537.00
to Principal Recoveries was equal to
(d)The Gross Defaulted Amount for the             $40,080,086.82
preceding Due Period is .
(i)The annualized default rate, (d) *12 / (f),            6.956%
is
(ii)The annualized net default rate, [(d)-                6.806%
(c)(vi)] *12 / (f), is
(e)The Portfolio Yield for such Distribution             11.454%
Date .
(f)The total amount of Principal Receivables
in the Trust at the beginning
of the preceding Due Period is equal to .      $6,914,563,537.03
(g)The total amount of Principal Receivables
as of the last day of the
immediately preceding Due Period is .          $6,682,357,651.98
(h)The average amount of Principal Receivables
in the Trust during the
preceding Due Period (the sum of the amounts
in clause (f) and the
amount in clause (g) divided by 2) is equal to $6,798,460,594.50
 .
(i)The total amount of Finance Charge and
Administrative Receivables in the
Trust as of the last day of the immediately      $129,818,252.89
preceding Due Period is .
(j)The aggregate outstanding gross balance of
the Accounts which were
one payment (5-29 days) delinquent as of the
close of business on the last
day of the calendar month preceding such         $252,114,207.28
Distribution Date was equal to
(k)The aggregate outstanding gross balance of
the Accounts which were
two payments (30-59 days) delinquent as of the
close of business on the last
day of the calendar month preceding such          $84,788,168.39
Distribution Date was equal to
(l)The aggregate outstanding gross balance of
the Accounts which were
three or more payments (60+ days) delinquent
as of the close of business on the last
day of the calendar month preceding such         $198,498,506.51
Distribution Date was equal to
(m)The aggregate amount of Trust Excess
Principal Collections for such
Distribution Date is                           $1,259,178,621.41
(n)The aggregate amount of Principal               $5,718,540.07
Shortfalls for such Distribution Date is
6.Group One Information
(a)The Average Rate for Group One (the
weighted average Certificate Rate
reduced to take into account any payments made
pursuant to interest
rate agreements, if any ) is equal to                     5.399%
(b)Group One Total Investor Collections is       $597,750,420.90
equal to .
(c)Group One Investor Principal Collections is   $563,064,759.89
equal to .
(d)Group One Investor Finance Charge and          $34,685,661.01
Administrative Collections is equal to .
(e)Group One Investor Additional Amounts is                $0.00
equal to .
(f)Group One Investor Default Amount is equal     $13,105,554.33
to .
(g)Group One Investor Monthly Fees is equal to     $3,768,254.81
(h)Group One Investor Monthly Interest is          $8,685,205.07
equal to .
7.Series 1995-1 Information
(a)The Series Adjusted Portfolio Yield for the
Due Period preceding such
Distribution Date was equal to                            11.61%
(b)The Series 1995-1 Allocation Percentage
with respect to the Due
Period preceding such Distribution Date was               10.17%
equal to .
(c)The Floating Allocation Percentage for the
Due Period preceding such
Distribution Date was equal to .                          85.31%
(d)The aggregate amount of Reallocated Finance
Charge and
Administrative Collections for the Due Period
preceding
such Distribution Date is equal to .               $9,285,283.88
(e)The Floating Allocation Percentage of
Series Allocable Finance
Charge and Administrative Collections for the
Due Period preceding
such Distribution Date is equal to                 $9,204,701.57
(f)Class A Invested Amount                       $522,000,000.00
(g)The Class A Invested Percentage with
respect to the Due Period
preceding such Distribution Date was equal to            87.000%
 .
(h)The Class A Invested Percentage of the
amount set forth in Item 7(d)
above was equal to                                 $8,078,196.97
(i)The amount of Class A Monthly Interest for
such Distribution Date is
equal to.                                          $1,991,024.15
(j)The amount of any Class A Monthly Interest
previously due but not
distributed on a prior Distribution Date is                $0.00
equal to .
(k)The amount of Class A Additional Interest
for such Distribution Date
is equal to                                                $0.00
(l)The amount of any Class A Additional
Interest previously due but not
distributed on a prior Distribution Date is                $0.00
equal to
(m)The Class A Investor Default Amount for
such Distribution Date is
equal to .                                         $3,025,759.36
(n)The Allocable Servicing Fee for such            $1,000,000.00
Distribution Date is equal to.
(o)The Class A Required Amount, if any, with
respect to such
Distribution Date is equal to                              $0.00
(p)Class B Invested Amount .                      $24,000,000.00
(q)The Class B Invested Percentage for the Due
Period preceding such
Distribution Date was equal to                            4.000%
(r)The Class B Invested Percentage of the
amount set forth in Item 7(d)
above is equal to.                                   $371,411.36
(s)The amount of Class B Monthly Interest for
such Distribution Date is
equal to.                                            $154,000.00
(t)The amount of any Class B Monthly Interest
previously due but not
distributed on a prior Distribution Date is                $0.00
equal to
(u)The amount of Class B Additional Interest
for such Distribution Date
is equal to.                                               $0.00
(v)The amount of any Class B Additional
Interest previously due but not
distributed on a prior Distribution Date is                $0.00
equal to.
(w)Class B Investor Default Amount for such
Distribution Date is equal
to                                                   $139,115.37
(x)The Collateral Invested Percentage of the
amount set forth in Item 7(d)
above is equal to                                    $835,675.55
(y)The Series 1995-1 Principal Shortfall for
such Distribution Date is
equal to.                                                  $0.00
(z)The Series 1995-1 Excess Principal                      $0.00
Collections is equal to.
(aa)The amount of Excess Finance Charge and
Administrative Collections
with respect to such Distribution Date is          $3,114,500.37
equal to
(bb)The amount of Excess Finance Charge and
Administrative Collections
referred to in Item 7(aa) will be available to
be distributed on such
Distribution Date to fund or reimburse the
following items:
(i)to fund the Class A Required Amount, if
any, with
respect to such Distribution Date.                         $0.00
(ii)to reimburse Class A Investor Charge-Offs.             $0.00
(iii)to pay current or overdue Class B Monthly
Interest,
Class B Additional Interest or the Cumulative
Excess Interest Amount                                     $0.00
(iv)to fund the Class B Investor Default
Amount with
respect to such Distribution Date                    $139,115.37
(v)to reimburse certain previous reductions in
the Class B
Invested Amount                                            $0.00
(vi)to pay the Collateral Monthly Interest for
such Distribution
Date equal to                                        $240,393.02
(vii)to pay any portion of the Allocable
Servicing Fee not
paid pursuant to clause (i) above.                         $0.00
(viii)to fund the Collateral Investor Default
Amount with
respect to such Distribution Date                    $313,009.59
(ix)to reimburse certain previous reductions
in the Collateral
Invested Amount                                            $0.00
(x)to make any required deposit in the Cash                $0.00
Collateral Account
(cc)The amount of Subordinated Principal
Collections with respect to such
Distribution Date is equal to.                    $19,167,069.48
(dd)The Principal Allocation Percentage is                85.31%
equal to .
(ee)The total amount to be distributed to
Class A Certificateholders on
such Distribution Date in payment of principal             $0.00
is equal to
(ff)The total amount to be distributed to
Class B Certificateholders on
such Distribution Date in payment of principal             $0.00
is equal to
(gg)The amount of Class A Investor Charge-Offs
for such Distribution
Date is equal to.                                          $0.00
(hh)The total amount of reimbursements of
Class A Investor Charge-Offs
for such Distribution Date is equal to                     $0.00
(ii)The amount of Class B Investor Charge-Offs
and other reductions in
the Class B Invested Amount for such                       $0.00
Distribution Date is equal to
(jj)The total amount of reimbursements of
Class B Investor Charge-Offs
for such Distribution Date is equal to                     $0.00
(kk)The Class A Invested Amount at the close
of business on such
Distribution Date (after giving effect to all
payments and adjustments
on such Distribution Date) will be equal to.     $522,000,000.00
(ll)The Class B Invested Amount at the close
of business on such
Distribution Date (after giving effect to all
payments and adjustments
on such Distribution Date) will be equal to       $24,000,000.00
(mm)The Available Collateral Amount as of the
close of business on the
preceding Distribution Date (after giving
effect to any withdrawal
from the Collateral Account) was equal to.        $54,000,000.00
(nn)The Required Collateral Amount as of the
close of business on such
Distribution Date, after giving effect to any
withdrawal from the
Collateral Account and payments to the
Collateral Interest Holder on
such Distribution Date, will be equal to.         $54,000,000.00
(oo)The ratio of the Required Collateral
Amount to the Class B Invested Amount
as of the close of business on such
Distribution Date, after giving effect
to any withdrawal from the Collateral Account
and payments to the
Collateral Interest Holder on such                      225.000%
Distribution Date, will be equal to
(pp)The Cumulative Excess Interest Amount as
of the close of business on
such Distribution Date, after giving effect to
any payments of interest
to Class B Certificateholders on such                      $0.00
Distribution Date, will be equal to .
8.Total amount to be on deposit in the
Collection Account (after giving effect to
allocations required to be made pursuant to
the terms of all other Series now
outstanding and to the payment of the
Servicer's fee and funding of investor default
amounts) prior to making distributions on such     $4,807,399.56
Distribution Dates is equal to .
9.The total amount to be allocated according
to the terms of the Collateral
Agreement on such Distribution Date is equal       $2,662,375.41
to
10.Total amount to be distributed from the
Collection Account to the
Servicer in respect of the unpaid Allocable
Servicing Fee for the
preceding Due Period on such Distribution Date
(after taking into
consideration the amounts which have been
netted with respect to this
Series against deposits to the Collection                  $0.00
Account) is equal to.
11.As of the date hereof, to the best
knowledge of the undersigned, the Servicer
has performed in all material respects all its
obligations under the Pooling
and Servicing Agreement through the Due Period
preceding such
Distribution Date or, if there has been a
default in the performance of
any such obligation, set forth in detail the
(i) nature of such default,
(ii) the action taken by the Transferor and
Servicer, if any, to remedy such default
and (iii) the current status of each such                   None
default; if applicable, insert "None".
12.As of the date hereof, to the best
knowledge of the undersigned, no
Amortization Event has been deemed to have occurred on or prior to such Distribution Date.
13.As of the date hereof, to the best
knowledge of the undersigned, no
Lien has been placed on any of the Receivables other than pursuant to the Pooling and Servicing Agreement (or, if there is a Lien, such Lien consists of :
____________________________________________).
14.The amounts specified to be deposited into and withdrawn from the
Collection Account, as well as the amounts specified to be paid to the Transferor, the Servicer, the Interest Holder and the Certificateholders are all in accordance with the requirements of the Pooling and
Servicing Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate this 15th day of March, 1999.





HOUSEHOLD FINANCE CORPORATION
as Servicer,

By: _______________________________
 Name: Steven H. Smith
 Title: Servicing Officer

Household Finance Corporation
Household Affinity Funding Corp.                   February 1999
Household Affinity Credit Card Master Trust I       Mar 15, 1999
, Series 1995-1

CLASS A CERTIFICATEHOLDER'S STATEMENT
A.Information Regarding Distributions
1. Total distribution per $1,000 interest           $3.814222510
2. Principal distribution per $1,000 interest              $0.00
3. Interest distribution per $1,000 interest        $3.814222510
B. Calculation of Class A Interest
1. Calculation of Class A Certificate Rate
(a) One-month LIBOR                                 4.935630000%
(b) Spread                                               0.1500%
(c) Class A Certificate Rate                        5.085630000%
2. Beginning Principal Amount                    $522,000,000.00
3. Days in Interest Period                                    27
C. Performance of Trust
1. Collections of Receivables
(a) Total Collections                          $1,805,204,666.18
(b) Collections of Finance Charge and            $106,077,489.74
Administrative Receivables
(c) Collections of Principal                   $1,699,127,176.44
2. Allocation of Receivables
(a) Class A Invested Percentage                           87.00%
(b) Principal Allocation Percentage                       85.31%
3. Delinquent Gross Balances
(a) Delinquent 5 - 29 days                       $252,114,207.28
% of Gross Receivables                                     3.70%
(b) Delinquent 30 - 59 days                       $84,788,168.39
% of Gross Receivables                                     1.24%
(c) Delinquent 60+ days                          $198,498,506.51
% of Gross Receivables                                     2.91%
4. Class A Investor Default Amount                 $3,025,759.36
5. Class A Investor Charge-offs; Reimbursement
of Charge-offs
(a) Class A Investor Charge-offs, if any, for              $0.00
the Distribution Date
(b) The amount of Item 5.(a) per $1,000                    $0.00
interest
(c) Total reimbursed to Trust in respect of                $0.00
Class A Investor Charge-offs
(d) The amount of Item 5.(c) per $1,000                    $0.00
interest
(e) The amount, if any, by which the                       $0.00
outstanding principal balance of the
 Class A Certificates exceeds the class A
Invested Amount as of
 the end of the Distribution Date
6. Allocable Servicing Fee paid for the            $1,000,000.00
Distribution Date
7. Deficit Controlled Amortization Amount for              $0.00
the Distribution Date
D.Class A Pool Factor                                 1.00000000
E. Receivables Balances
1. Principal Receivables as of the last day of $6,682,357,651.98 the preceding Due Period
2. Finance Charge and Administrative             $129,818,252.89
Receivables as of the last day
 of the preceding Due Period
F.Class B Certificates
1. Class B Invested Amount as of the end of       $24,000,000.00
the Distribution Date
2. Available Collateral Amount as of the end $54,000,000.00 of the Distribution Date

Household Finance Corporation
Household Affinity Funding Corp.                   February 1999
Household Affinity Credit Card Master Trust I       Mar 15, 1999
, Series 1995-1

CLASS B CERTIFICATEHOLDER'S STATEMENT
A.Information Regarding Distributions
1. Total distribution per $1,000 interest           $6.416666667
2. Principal distribution per $1,000 interest              $0.00
3. Interest distribution per $1,000 interest        $6.416666667
B. Calculation of Class B Interest
1. Class B Coupon                                   7.700000000%
2. Beginning Invested Amount                      $24,000,000.00
C. Performance of Trust
1. Collections of Receivables
(a) Total Collections                          $1,805,204,666.18
(b) Collections of Finance Charge and            $106,077,489.74
Administrative Receivables
(c) Collections of Principal                   $1,699,127,176.44
2. Allocation of Receivables
(a) Class B Invested Percentage                           4.000%
(b) Principal Allocation Percentage                      85.313%
3. Delinquent Gross Balances
(a) Delinquent 5 - 29 days                       $252,114,207.28
% of Gross Receivables                                     3.70%
(b) Delinquent 30 - 59 days                       $84,788,168.39
% of Gross Receivables                                     1.24%
(c) Delinquent 60+ days                          $198,498,506.51
% of Gross Receivables                                     2.91%
4. Class B Investor Default Amount                   $139,115.37
5. Class B Investor Charge-offs; Reimbursement
of Charge-offs
(a) Class B Investor Charge-offs, if any, for              $0.00
the Distribution Date
(b) The amount of Item 5.(a) per $1,000                    $0.00
interest
(c) Total reimbursed to Trust in respect of                $0.00
Class B Investor Charge-offs
(d) The amount of Item 5.(c) per $1,000                    $0.00
interest
(e) The amount, if any, by which the
outstanding principal balance of the
 Class B Certificates exceeds the Class B
Invested Amount as of
 the end of the Distribution Date                          $0.00
6. Available Cash Collateral Amount
(a) Available Cash Collateral Amount at the                $0.00
end of the Distribution Date
(b) Available Cash Collateral Amount as a                  0.00%
percent of the Class B
 Invested Amount, each at the end of the
Distribution Date
7. Available Collateral Amount                    $54,000,000.00
8. Deficit Controlled Amortization Amount for              $0.00
the Distribution Date
D.Class B Pool Factor                                 1.00000000
E. Receivables Balances
1. Principal Receivables as of the last day of $6,682,357,651.98 the preceding Due Period
2. Finance Charge and Administrative             $129,818,252.89
Receivables as of the last day
 of the preceding Due Period


 MONTHLY SERVICER'S CERTIFICATE
(Delivered pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement

 HOUSEHOLD FINANCE CORPORATION
 HOUSEHOLD AFFINITY FUNDING CORPORATION
 HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1
Class A and Class B Certificates, Series 1997-1

The undersigned, a duly authorized
representative of Household Finance
Corporation, as
Servicer (the "Servicer"), pursuant to the
Amended and Restated Pooling and Servicing
Agreement, dated as of August 1, 1993 (the
"Pooling and Servicing Agreement"), by and
among
Household Affinity Funding Corporation, as
Transferor, the Servicer, and The Bank of New
York,
as Trustee, does hereby certify with respect
to the information set forth below as follows:
1.Capitalized terms used in this Certificate
shall have the respective
 meanings set forth in the Pooling and
Servicing Agreement.
2.Household Finance Corporation is, as of the
date hereof, the Servicer
 under the Pooling and Servicing Agreement.
3.The undersigned is a Servicing Officer.
4.This Certificate relates to the Distribution
Date occurring on March 15, 1999
5.Trust Information.
(a)The aggregate amount of Collections
processed for the Due Period
preceding such Distribution Date was equal to  $1,805,204,666.18
 .
(b)The aggregate amount of such Collections
with respect to Principal
Receivables for the Due Period preceding such
Distribution Date was
equal to .                                     $1,699,127,176.44
(i)The payment rate, [ ( (b) + (c)(ii) +                  25.78%
(c)(iii) ) / (f) ], is
(c)The aggregate amount of such Collections
with respect to Finance Charge
and Administrative Receivables and the
Defaulted Amount for the Due Period preceding
such Distribution Date was equal to .            $106,077,489.74
(i)The gross cash yield, [                                18.26%
((ii)+(iii)+(iv)+(v)) * 12 / (f) ], is
(ii)The amount of such aggregate with respect     $68,219,169.00
to Finance Charge was equal to
(iii)The amount of such aggregate with respect    $14,957,394.46
to Fees was equal to .
(iv)The amount of such aggregate with respect     $21,900,302.28
to Interchange was equal to
(v)The amount of such aggregate with respect         $140,087.00
to Other Recoveries was equal to
(vi)The amount of such aggregate with respect        $860,537.00
to Principal Recoveries was equal to
(d)The Gross Defaulted Amount for the             $40,080,086.82
preceding Due Period is .
(i)The annualized default rate, (d) *12 / (f),             6.96%
is
(ii)The annualized net default rate, [(d)-                 6.81%
(c)(vi)] *12 / (f), is
(e)The Portfolio Yield for such Distribution              11.45%
Date .
(f)The total amount of Principal Receivables
in the Trust at the beginning
of the preceding Due Period is equal to .      $6,914,563,537.03
(g)The total amount of Principal Receivables
as of the last day of the
immediately preceding Due Period is .          $6,682,357,651.98
(h)The average amount of Principal Receivables
in the Trust during the
preceding Due Period (the sum of the amounts
in clause (e) and the
amount in clause (g) divided by 2) is equal to $6,798,460,594.50
 .
(i)The total amount of Finance Charge and
Administrative Receivables in the
Trust as of the last day of the immediately      $129,818,252.89
preceding Due Period is .
(j)The aggregate outstanding gross balance of
the Accounts which were
one payment (5-29 days) delinquent as of the
close of business on the last
day of the calendar month preceding such         $252,114,207.28
Distribution Date was equal to
(k)The aggregate outstanding gross balance of
the Accounts which were
two payments (30-59 days) delinquent as of the
close of business on the last
day of the calendar month preceding such          $84,788,168.39
Distribution Date was equal to
(l)The aggregate outstanding gross balance of
the Accounts which were
three or more payments (60+ days) delinquent
as of the close of business on the last
day of the calendar month preceding such         $198,498,506.51
Distribution Date was equal to
(m)The aggregate amount of Trust Excess
Principal Collections for such
Distribution Date is                           $1,259,178,621.41
(n)The aggregate amount of Principal               $5,718,540.07
Shortfalls for such Distribution Date is
6.Group Two Information
(a)The Average Rate for Group Two (the
weighted average Certificate Rate
reduced to take into account any payments made
pursuant to interest
rate agreements, if any ) is equal to                    5.1184%
(b)Group Two Total Investor Collections is       $261,072,829.33
equal to .
(c)Group Two Investor Principal Collections is   $245,731,660.04
equal to .
(d)Group Two Investor Finance Charge and          $15,341,169.29
Administrative Collections is equal to .
(e)Group Two Investor Additional Amounts is                $0.00
equal to .
(f)Group Two Investor Default Amount is equal      $5,796,473.86
to .
(g)Group Two Investor Monthly Fees is equal to     $1,666,666.67
(h)Group Two Investor Monthly Interest is          $3,838,822.51
equal to .
7.Series 1997-1 Information
(a)The Series Adjusted Portfolio Yield for the
Due Period preceding such
Distribution Date was equal to                            11.45%
(b)The Series 1997-1 Allocation Percentage
with respect to the Due
Period preceding such Distribution Date was               16.95%
equal to .
(c)The Floating Allocation Percentage for the
Due Period preceding such
Distribution Date was equal to .                          85.31%
(d)The aggregate amount of Reallocated Finance
Charge and
Administrative Collections for the Due Period
preceding
such Distribution Date is equal to .              $15,341,169.29
(e)The Floating Allocation Percentage of
Series Allocable Finance
Charge and Administrative Collections for the
Due Period preceding
such Distribution Date is equal to                $15,341,169.29
(f)Class A Invested Amount                       $870,000,000.00
(g)The Class A Invested Percentage with
respect to the Due Period
preceding such Distribution Date was equal to             87.00%
 .
(h)The Class A Invested Percentage of the
amount set forth in Item 7(d)
above was equal to                                $13,346,817.28
(i)The amount of Class A Monthly Interest for
such Distribution Date is
equal to.                                          $3,285,748.58
(j)The amount of any Class A Monthly Interest
previously due but not
distributed on a prior Distribution Date is                $0.00
equal to .
(k)The amount of Class A Additional Interest
for such Distribution Date
is equal to                                                $0.00
(l)The amount of any Class A Additional
Interest previously due but not
distributed on a prior Distribution Date is                $0.00
equal to
(m)The Class A Investor Default Amount for
such Distribution Date is
equal to .                                         $5,042,932.26
(n)The Allocable Servicing Fee for such            $1,666,666.67
Distribution Date is equal to.
(o)The Class A Required Amount, if any, with
respect to such
Distribution Date is equal to                              $0.00
(p)Class B Invested Amount .                      $47,500,000.00
(q)The Class B Invested Percentage for the Due
Period preceding such
Distribution Date was equal to                             4.75%
(r)The Class B Invested Percentage of the
amount set forth in Item 7(d)
above is equal to.                                   $728,705.54
(s)The amount of Class B Monthly Interest for
such Distribution Date is
equal to.                                            $185,806.82
(t)The amount of any Class B Monthly Interest
previously due but not
distributed on a prior Distribution Date is                $0.00
equal to
(u)The amount of Class B Additional Interest
for such Distribution Date
is equal to.                                               $0.00
(v)The amount of any Class B Additional
Interest previously due but not
distributed on a prior Distribution Date is                $0.00
equal to.
(w)Class B Investor Default Amount for such
Distribution Date is equal
to                                                   $275,332.51
(x)The Collateral Invested Percentage of the
amount set forth in Item 7(d)
above is equal to                                  $1,265,646.47
(y)The Series 1997-1 Principal Shortfall for
such Distribution Date is
equal to.                                                  $0.00
(z)The Series 1997-1 Excess Principal                      $0.00
Collections is equal to.
(aa)The amount of Excess Finance Charge and
Administrative Collections
with respect to such Distribution Date is          $5,160,014.96
equal to
(bb)The amount of Excess Finance Charge and
Administrative Collections
referred to in Item 7(aa) will be available to
be distributed on such
Distribution Date to fund or reimburse the
following items:
(i)to fund the Class A Required Amount, if
any, with
respect to such Distribution Date.                         $0.00
(ii)to reimburse Class A Investor Charge-Offs.             $0.00
(iii)to pay current or overdue Class B Monthly
Interest,
Class B Additional Interest or the Cumulative
Excess Interest Amount                                     $0.00
(iv)to fund the Class B Investor Default
Amount with
respect to such Distribution Date                    $275,332.51
(v)to reimburse certain previous reductions in
the Class B
Invested Amount                                            $0.00
(vi)to pay the Collateral Monthly Interest for
such Distribution
Date equal to                                        $367,267.11
(vii)to pay any portion of the Allocable
Servicing Fee not
paid pursuant to clause (i) above.                         $0.00
(viii)to fund the Collateral Investor Default
Amount with
respect to such Distribution Date                    $478,209.09
(ix)to reimburse certain previous reductions
in the Collateral
Invested Amount                                            $0.00
(x)to make any required deposit in the Cash                $0.00
Collateral Account
(xi)to make any required deposit to the                    $0.00
Reserve Account
(cc)The amount of Subordinated Principal
Collections with respect to such
Distribution Date is equal to.                    $31,945,115.81
(dd)The Principal Allocation Percentage is                85.31%
equal to .
(ee)The total amount to be distributed to
Class A Certificateholders on
such Distribution Date in payment of principal             $0.00
is equal to
(ff)The total amount to be distributed to
Class B Certificateholders on
such Distribution Date in payment of principal             $0.00
is equal to
(gg)The amount of Class A Investor Charge-Offs
for such Distribution
Date is equal to.                                          $0.00
(hh)The total amount of reimbursements of
Class A Investor Charge-Offs
for such Distribution Date is equal to                     $0.00
(ii)The amount of Class B Investor Charge-Offs
and other reductions in
the Class B Invested Amount for such                       $0.00
Distribution Date is equal to
(jj)The total amount of reimbursements of
Class B Investor Charge-Offs
for such Distribution Date is equal to                     $0.00
(kk)The Class A Invested Amount at the close
of business on such
Distribution Date (after giving effect to all
payments and adjustments
on such Distribution Date) will be equal to.     $870,000,000.00
(ll)The Class B Invested Amount at the close
of business on such
Distribution Date (after giving effect to all
payments and adjustments
on such Distribution Date) will be equal to       $47,500,000.00
(mm)The Available Collateral Amount as of the
close of business on the
preceding Distribution Date (after giving
effect to any withdrawal
from the Collateral Account) was equal to.        $82,500,000.00
(nn)The Required Collateral Amount as of the
close of business on such
Distribution Date, after giving effect to any
withdrawal from the
Collateral Account and payments to the
Collateral Interest Holder on
such Distribution Date, will be equal to.         $82,500,000.00
(oo)The ratio of the Required Collateral
Amount to the Class B Invested Amount
as of the close of business on such
Distribution Date, after giving effect
to any withdrawal from the Collateral Account
and payments to the
Collateral Interest Holder on such                       173.68%
Distribution Date, will be equal to
(pp)The Cumulative Excess Interest Amount as
of the close of business on
such Distribution Date, after giving effect to
any payments of interest
to Class B Certificateholders on such                      $0.00
Distribution Date, will be equal to .
8.Total amount to be on deposit in the
Collection Account (after giving effect to
allocations required to be made pursuant to
the terms of all other Series now
outstanding and to the payment of the
Servicer's fee and funding of investor default
amounts) prior to making distributions on such     $7,878,028.76
Distribution Dates is equal to .
9.The total amount to be allocated according
to the terms of the Collateral
Agreement on such Distribution Date is equal       $4,406,473.36
to
10.Total amount to be distributed from the
Collection Account to the
Servicer in respect of the unpaid Allocable
Servicing Fee for the
preceding Due Period on such Distribution Date
(after taking into
consideration the amounts which have been
netted with respect to this
Series against deposits to the Collection                  $0.00
Account) is equal to.
11.The Class A Adjusted Amount                   $870,000,000.00
12.The Class B Adjusted Amount                    $47,500,000.00
13.The Controlled Accumulation Amount                      $0.00
14.The Controlled Deposit Amount                           $0.00
15.The Deficit Controlled Deposit Amount .                 $0.00
16.The Principal Funding Account Balance                   $0.00
17.The Principal Funding Investment Shortfall              $0.00
18.The Required Reserve Account Amount             $8,257,500.00
19.The Reserve Account Balance                     $8,257,500.00
20.As of the date hereof, to the best
knowledge of the undersigned, the Servicer
has performed in all material respects all its
obligations under the Pooling
and Servicing Agreement through the Due Period
preceding such
Distribution Date or, if there has been a
default in the performance of
any such obligation, set forth in detail the
(i) nature of such default,
(ii) the action taken by the Transferor and
Servicer, if any, to remedy such default
and (iii) the current status of each such                   None
default; if applicable, insert "None".
21.As of the date hereof, to the best
knowledge of the undersigned, no
Amortization Event has been deemed to have occurred on or prior to such Distribution Date.
22.As of the date hereof, to the best
knowledge of the undersigned, no
Lien has been placed on any of the Receivables other than pursuant to the Pooling and Servicing Agreement (or, if there is a Lien, such Lien consists of :
____________________________________________).
23.The amounts specified to be deposited into and withdrawn from the
Collection Account, as well as the amounts specified to be paid to the Transferor, the Servicer, the Interest Holder and the Certificateholders are all in accordance with the requirements of the Pooling and
Servicing Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate this 15th day of March, 1999.





HOUSEHOLD FINANCE CORPORATION
as Servicer,

By: _______________________________
 Name: Steven H. Smith
 Title: Servicing Officer

Household Finance Corporation
Household Card Funding Corp.                       February 1999
Household Credit Card Master Trust I , Series       Mar 15, 1999
1997-1

CLASS A CERTIFICATEHOLDER'S STATEMENT
A.Information Regarding Distributions
1. Total distribution per $1,000 interest           $3.776722506
2. Principal distribution per $1,000 interest              $0.00
3. Interest distribution per $1,000 interest        $3.776722506
B. Calculation of Class A Interest
1. Calculation of Class A Certificate Rate
(a) One-month LIBOR                                 4.935630000%
(b) Spread                                               0.1000%
(c) Class A Certificate Rate                        5.035630000%
2. Beginning Principal Amount                    $870,000,000.00
3. Days in Interest Period                                    27
C. Performance of Trust
1. Collections of Receivables
(a) Total Collections                          $1,805,204,666.18
(b) Collections of Finance Charge and            $106,077,489.74
Administrative Receivables
(c) Collections of Principal                   $1,699,127,176.44
2. Allocation of Receivables
(a) Class A Invested Percentage                           87.00%
(b) Principal Allocation Percentage                       85.31%
3. Delinquent Gross Balances
(a) Delinquent 5 - 29 days                       $252,114,207.28
% of Gross Receivables                                     3.70%
(b) Delinquent 30 - 59 days                       $84,788,168.39
% of Gross Receivables                                     1.24%
(c) Delinquent 60+ days                          $198,498,506.51
% of Gross Receivables                                     2.91%
4. Class A Investor Default Amount                 $5,042,932.26
5. Class A Investor Charge-offs; Reimbursement
of Charge-offs
(a) Class A Investor Charge-offs, if any, for              $0.00
the Distribution Date
(b) The amount of Item 5.(a) per $1,000                    $0.00
interest
(c) Total reimbursed to Trust in respect of                $0.00
Class A Investor Charge-offs
(d) The amount of Item 5.(c) per $1,000                    $0.00
interest
(e) The amount, if any, by which the
outstanding principal balance of the
 Class A Certificates exceeds the class A
Invested Amount as of
 the end of the Distribution Date                          $0.00
6. Allocable Servicing Fee paid for the            $1,666,666.67
Distribution Date
7. Deficit Controlled Amortization Amount for              $0.00
the Distribution Date
D.Class A Pool Factor                                  1.0000000
E. Receivables Balances
1. Principal Receivables as of the last day of $6,682,357,651.98 the preceding Due Period
2. Finance Charge and Administrative             $129,818,252.89
Receivables as of the last day
 of the preceding Due Period
F.Class B Certificates
1. Class B Invested Amount as of the end of       $47,500,000.00
the Distribution Date
2. Available Collateral Invested Amount as of $82,500,000.00 the end of the Distribution Date

Household Finance Corporation
Household Card Funding Corp.                       February 1999
Household Credit Card Master Trust I , Series       Mar 15, 1999
1997-1

CLASS B CERTIFICATEHOLDER'S STATEMENT
A.Information Regarding Distributions
1. Total distribution per $1,000 interest           $3.911722526
2. Principal distribution per $1,000 interest              $0.00
3. Interest distribution per $1,000 interest        $3.911722526
B. Calculation of Class B Interest
1. Calculation of Class B Certificate Rate
(a) One-month LIBOR                                 4.935630000%
(b) Spread                                               0.2800%
(c) Class B Certificate Rate                        5.215630000%
2. Beginning Invested Amount                      $47,500,000.00
3. Days in Interest Period                                    27
C. Performance of Trust
1. Collections of Receivables
(a) Total Collections                          $1,805,204,666.18
(b) Collections of Finance Charge and            $106,077,489.74
Administrative Receivables
(c) Collections of Principal                   $1,699,127,176.44
2. Allocation of Receivables
(a) Class B Invested Percentage                           4.750%
(b) Principal Allocation Percentage                      85.313%
3. Delinquent Gross Balances
(a) Delinquent 5 - 29 days                       $252,114,207.28
% of Gross Receivables                                     3.70%
(b) Delinquent 30 - 59 days                       $84,788,168.39
% of Gross Receivables                                     1.24%
(c) Delinquent 60+ days                          $198,498,506.51
% of Gross Receivables                                     2.91%
4. Class B Investor Default Amount                   $275,332.51
5. Class B Investor Charge-offs; Reimbursement
of Charge-offs
(a) Class B Investor Charge-offs, if any, for              $0.00
the Distribution Date
(b) The amount of Item 5.(a) per $1,000                    $0.00
interest
(c) Total reimbursed to Trust in respect of                $0.00
Class B Investor Charge-offs
(d) The amount of Item 5.(c) per $1,000                    $0.00
interest
(e) The amount, if any, by which the                       $0.00
outstanding principal balance of the
 Class B Certificates exceeds the Class B
Invested Amount as of
 the end of the Distribution Date
6. Available Cash Collateral Amount
(a) Available Cash Collateral Amount at the                $0.00
end of the Distribution Date
(b) Available Cash Collateral Amount as a                  0.00%
percent of the Class B
 Invested Amount, each at the end of the
Distribution Date
7. Available Collateral Invested Amount           $82,500,000.00
8. Deficit Controlled Amortization Amount for              $0.00
the Distribution Date
D.Class B Pool Factor                                 1.00000000
E. Receivables Balances
1. Principal Receivables as of the last day of $6,682,357,651.98 the preceding Due Period
2. Finance Charge and Administrative             $129,818,252.89
Receivables as of the last day
 of the preceding Due Period


MONTHLY SERVICER'S CERTIFICATE
(Delivered pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement


 HOUSEHOLD FINANCE CORPORATION

 HOUSEHOLD AFFINITY FUNDING CORPORATION

 HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1

Class A and Class B Certificates,



 The undersigned, a duly authorized
representative of Household Finance
Corporation,
as Servicer (the "Servicer"), pursuant to the Amended and Restated Pooling and Servicing
Agreement,
dated as of August 1, 1993 (the "Pooling and
Servicing Agreement"), by and among Household
Affinity
Funding Corporation, as Transferor, the
Servicer, and The Bank of New York, as
Trustee, does
hereby certify with respect to the information set forth below as follows:

1.Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and
Servicing Agreement.

2.Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.

3.The undersigned is a Servicing Officer.

4.This Certificate relates to the Distribution
Date occurring on March 15, 1999

5.Trust Information.

(a)The aggregate amount of Collections
processed for the Due Period
preceding such Distribution Date was equal to  $1,805,204,666.18
 .

(b)The aggregate amount of such Collections
with respect to Principal
Receivables for the Due Period preceding such
Distribution Date was
equal to .                                     $1,699,127,176.44
(i)The payment rate, [ ( (b) + (c)(ii) +                  25.78%
(c)(iii) ) / (f) ], is


(c)The aggregate amount of such Collections
with respect to Finance Charge
and Administrative Receivables and the
Defaulted Amount for the Due Period preceding
such Distribution Date was equal to .            $106,077,489.74

(i)The gross cash yield, [                                18.26%
((ii)+(iii)+(iv)+(v)) * 12 / (f) ], is

(ii)The amount of such aggregate with respect     $68,219,169.00
to Finance Charge was equal to

(iii)The amount of such aggregate with respect    $14,957,394.46
to Fees was equal to .

(iv)The amount of such aggregate with respect     $21,900,302.28
to Interchange was equal to

(v)The amount of such aggregate with respect         $140,087.00
to Other Recoveries was equal to

(vi)The amount of such aggregate with respect        $860,537.00
to Principal Recoveries was equal to

(d)The Gross Defaulted Amount for the             $40,080,086.82
preceding Due Period is .
(i)The annualized default rate, (d) *12 / (f),             6.96%
is

(ii)The annualized net default rate, [(d)-                 6.81%
(c)(vi)] *12 / (f), is

(e)The Portfolio Yield for such Distribution              11.45%
Date .

(f)The total amount of Principal Receivables
in the Trust at the beginning
of the preceding Due Period is equal to .      $6,914,563,537.03

(g)The total amount of Principal Receivables
as of the last day of the
immediately preceding Due Period is .          $6,682,357,651.98

(h)The average amount of Principal Receivables
in the Trust during the
preceding Due Period (the sum of the amounts
in clause (f) and the
amount in clause (g) divided by 2) is equal to $6,798,460,594.50
 .

(i)The total amount of Finance Charge and
Administrative Receivables in the
Trust as of the last day of the immediately      $129,818,252.89
preceding Due Period is .

(j)The aggregate outstanding gross balance of
the Accounts which were
one payment (1-29 days) delinquent as of the
close of business on the last
day of the calendar month preceding such         $252,114,207.28
Distribution Date was equal to

(k)The aggregate outstanding gross balance of
the Accounts which were
two payments (30-59 days) delinquent as of the
close of business on the last
day of the calendar month preceding such          $84,788,168.39
Distribution Date was equal to

(l)The aggregate outstanding gross balance of
the Accounts which were
three or more payments (60+ days) delinquent
as of the close of business on the last
day of the calendar month preceding such         $198,498,506.51
Distribution Date was equal to

(m)The aggregate amount of Trust Excess
Principal Collections for such
Distribution Date is                           $1,259,178,621.41

(n)The aggregate amount of Principal               $5,718,540.07
Shortfalls for such Distribution Date is

6.Group Three Information

(a)The Average Rate for Group Three (the
weighted average Certificate Rate
reduced to take into account any payments made
pursuant to interest
rate agreements, if any ) is equal to                      5.14%

(b)Group Three Total Investor Collections is     $253,291,880.85
equal to .

(c)Group Three Investor Principal Collections    $238,408,856.58
is equal to .

(d)Group Three Investor Finance Charge and        $14,883,024.27
Administrative Collections is equal to .



(e)Group Three Investor Additional Amounts is              $0.00
equal to .

(f)Group Three Investor Default Amount is          $5,623,369.36
equal to .

(g)Group Three Investor Monthly Fees is equal      $1,616,893.73
to

(h)Group Three Investor Monthly Interest is        $3,738,226.33
equal to .

7.Series 1998-1 Information

(a)The Series Adjusted Portfolio Yield for the
Due Period preceding such
Distribution Date was equal to                            11.45%

(b)The Series 1998-1 Allocation Percentage
with respect to the Due
Period preceding such Distribution Date was               16.45%
equal to .

(c)The Floating Allocation Percentage for the
Due Period preceding such
Distribution Date was equal to .                          85.31%

(d)The aggregate amount of Reallocated Finance
Charge and
Administrative Collections for the Due Period
preceding
such Distribution Date is equal to .              $14,883,024.27

(e)The Floating Allocation Percentage of
Series Allocable Finance
Charge and Administrative Collections for the
Due Period preceding
such Distribution Date is equal to                $14,883,024.27

(f)Class A Invested Amount                       $844,000,000.00

(g)The Class A Invested Percentage with
respect to the Due Period
preceding such Distribution Date was equal to             87.00%
 .

(h)The Class A Invested Percentage of the
amount set forth in Item 7(d)
above was equal to                                $12,947,946.87

(i)The amount of Class A Monthly Interest for
such Distribution Date is
equal to.                                          $3,200,213.79

(j)The amount of any Class A Monthly Interest
previously due but not
distributed on a prior Distribution Date is                $0.00
equal to .

(k)The amount of Class A Additional Interest
for such Distribution Date
is equal to                                                $0.00

(l)The amount of any Class A Additional
Interest previously due but not
distributed on a prior Distribution Date is                $0.00
equal to

(m)The Class A Investor Default Amount for
such Distribution Date is
equal to .                                         $4,892,223.94

(n)The Allocable Servicing Fee for such            $1,616,893.73
Distribution Date is equal to.

(o)The Class A Required Amount, if any, with
respect to such
Distribution Date is equal to                              $0.00

(p)Class B Invested Amount .                      $46,100,000.00

(q)The Class B Invested Percentage for the Due
Period preceding such
Distribution Date was equal to                             4.75%

(r)The Class B Invested Percentage of the
amount set forth in Item 7(d)
above is equal to.                                   $707,227.90

(s)The amount of Class B Monthly Interest for
such Distribution Date is
equal to.                                            $181,713.41

(t)The amount of any Class B Monthly Interest
previously due but not
distributed on a prior Distribution Date is                $0.00
equal to

(u)The amount of Class B Additional Interest
for such Distribution Date
is equal to.                                               $0.00

(v)The amount of any Class B Additional
Interest previously due but not
distributed on a prior Distribution Date is                $0.00
equal to.

(w)Class B Investor Default Amount for such
Distribution Date is equal
to                                                   $267,217.45


(x)The Collateral Invested Percentage of the
amount set forth in Item 7(d)
above is equal to                                  $1,227,849.50

(y)The Series 1998-1 Principal Shortfall for
such Distribution Date is
equal to.                                                  $0.00

(z)The Series 1998-1 Excess Principal                      $0.00
Collections is equal to.

(aa)The amount of Excess Finance Charge and
Administrative Collections
with respect to such Distribution Date is          $4,991,979.40
equal to

(bb)The amount of Excess Finance Charge and
Administrative Collections
referred to in Item 7(aa) will be available to be distributed on such
Distribution Date to fund or reimburse the following items:

(i)to fund the Class A Required Amount, if
any, with
respect to such Distribution Date.                         $0.00

(ii)to reimburse Class A Investor Charge-Offs.             $0.00

(iii)to pay current or overdue Class B Monthly
Interest,
Class B Additional Interest or the Cumulative
Excess Interest Amount                                     $0.00

(iv)to fund the Class B Investor Default
Amount with
respect to such Distribution Date                    $267,217.45

(v)to reimburse certain previous reductions in
the Class B
Invested Amount                                            $0.00

(vi)to pay the Collateral Monthly Interest for
such Distribution
Date equal to                                        $356,299.13

(vii)to pay any portion of the Allocable
Servicing Fee not
paid pursuant to clause (i) above.                         $0.00

(viii)to fund the Collateral Investor Default
Amount with
respect to such Distribution Date                    $463,927.97

(ix)to reimburse certain previous reductions
in the Collateral
Invested Amount                                            $0.00

(x)to make any required deposit in the Cash                $0.00
Collateral Account

(xi)to make any required deposit to the                    $0.00
Reserve Account


(cc)The amount of Subordinated Principal
Collections with respect to such
Distribution Date is equal to.                    $30,997,704.72

(dd)The Principal Allocation Percentage is                85.31%
equal to .

(ee)The total amount to be distributed to
Class A Certificateholders on
such Distribution Date in payment of principal             $0.00
is equal to

(ff)The total amount to be distributed to
Class B Certificateholders on
such Distribution Date in payment of principal             $0.00
is equal to

(gg)The amount of Class A Investor Charge-Offs
for such Distribution
Date is equal to.                                          $0.00

(hh)The total amount of reimbursements of
Class A Investor Charge-Offs
for such Distribution Date is equal to                     $0.00

(ii)The amount of Class B Investor Charge-Offs
and other reductions in
the Class B Invested Amount for such                       $0.00
Distribution Date is equal to

(jj)The total amount of reimbursements of
Class B Investor Charge-Offs
for such Distribution Date is equal to                     $0.00

(kk)The Class A Invested Amount at the close
of business on such
Distribution Date (after giving effect to all
payments and adjustments
on such Distribution Date) will be equal to.     $844,000,000.00

(ll)The Class B Invested Amount at the close
of business on such
Distribution Date (after giving effect to all
payments and adjustments
on such Distribution Date) will be equal to       $46,100,000.00

(mm)The Available Collateral Amount as of the
close of business on the
preceding Distribution Date (after giving
effect to any withdrawal
from the Collateral Account) was equal to.        $80,036,239.78

(nn)The Required Collateral Amount as of the
close of business on such
Distribution Date, after giving effect to any
withdrawal from the
Collateral Account and payments to the
Collateral Interest Holder on
such Distribution Date, will be equal to.         $80,036,239.78

(oo)The ratio of the Required Collateral
Amount to the Class B Invested Amount
as of the close of business on such
Distribution Date, after giving effect
to any withdrawal from the Collateral Account
and payments to the
Collateral Interest Holder on such                       173.61%
Distribution Date, will be equal to

(pp)The Cumulative Excess Interest Amount as
of the close of business on
such Distribution Date, after giving effect to
any payments of interest
to Class B Certificateholders on such                      $0.00
Distribution Date, will be equal to .

8.Total amount to be on deposit in the
Collection Account (after giving effect to
allocations required to be made pursuant to
the terms of all other Series now
outstanding and to the payment of the
Servicer's fee and funding of investor default
amounts) prior to making distributions on such     $7,642,761.18
Distribution Dates is equal to .

9.The total amount to be allocated according
to the terms of the Collateral
Agreement on such Distribution Date is equal       $4,260,833.98
to

10.Total amount to be distributed from the
Collection Account to the
Servicer in respect of the unpaid Allocable
Servicing Fee for the
preceding Due Period on such Distribution Date
(after taking into
consideration the amounts which have been
netted with respect to this
Series against deposits to the Collection                  $0.00
Account) is equal to.

11.The Class A Adjusted Amount                   $844,000,000.00

12.The Class B Adjusted Amount                    $46,100,000.00

13.The Controlled Accumulation Amount                      $0.00

14.The Controlled Deposit Amount                           $0.00

15.The Deficit Controlled Deposit Amount .                 $0.00

16.The Principal Funding Account Balance                   $0.00

17.The Principal Funding Investment Shortfall              $0.00

18.The Required Reserve Account Amount                     $0.00

19.The Reserve Account Balance                             $0.00

20.As of the date hereof, to the best
knowledge of the undersigned, the Servicer
has performed in all material respects all its
obligations under the Pooling
and Servicing Agreement through the Due Period
preceding such
Distribution Date or, if there has been a
default in the performance of
any such obligation, set forth in detail the
(i) nature of such default,
(ii) the action taken by the Transferor and
Servicer, if any, to remedy such default
and (iii) the current status of each such                   None
default; if applicable, insert "None".

21.As of the date hereof, to the best
knowledge of the undersigned, no
Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

22.As of the date hereof, to the best
knowledge of the undersigned, no
Lien has been placed on any of the Receivables other than pursuant to the Pooling and Servicing Agreement (or, if there is a Lien, such Lien consists of :
____________________________________________).

23.The amounts specified to be deposited into and withdrawn from the
Collection Account, as well as the amounts specified to be paid to the Transferor, the Servicer, the Interest Holder and the Certificateholders are all in accordance with the requirements of the Pooling and
Servicing Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate this 16th day of November, 1998.

*An Aggregate Addition of approximately $1.9
billion of receivables was made in May 1998 which
 addition did not include any Receivables that were 30 or greater days delinquent thereby favorably impacting the annualized net default rate.

HOUSEHOLD FINANCE CORPORATION
as Servicer,

By: _______________________________


Household Finance Corporation
Household Card Funding Corp.                   February 28, 1999
Household Credit Card Master Trust I , Series     March 15, 1999
1998-1


CLASS A CERTIFICATEHOLDER'S STATEMENT

A.Information Regarding Distributions

1. Total distribution per $1,000 interest           $3.791722500
2. Principal distribution per $1,000 interest       $0.000000000
3. Interest distribution per $1,000 interest        $3.791722500

B. Calculation of Class A Interest

1. Calculation of Class A Certificate Rate
(a) One-month LIBOR                                 4.935630000%
(b) Spread                                               0.1200%
(c) Class A Certificate Rate                        5.055630000%
2. Beginning Principal Amount                    $844,000,000.00
3. Days in Interest Period                                    27

C. Performance of Trust

1. Collections of Receivables
(a) Total Collections                          $1,805,204,666.18
(b) Collections of Finance Charge and            $106,077,489.74
Administrative Receivables
(c) Collections of Principal                   $1,699,127,176.44

2. Allocation of Receivables
(a) Class A Invested Percentage                           87.00%
(b) Principal Allocation Percentage                       85.31%

3. Delinquent Gross Balances
(a) Delinquent 1 - 29 days                       $252,114,207.28
% of Gross Receivables                                     3.70%
(b) Delinquent 30 - 59 days                       $84,788,168.39
% of Gross Receivables                                     1.24%
(c) Delinquent 60+ days                          $198,498,506.51
% of Gross Receivables                                     2.91%

4. Class A Investor Default Amount                 $4,892,223.94

5. Class A Investor Charge-offs; Reimbursement
of Charge-offs
(a) Class A Investor Charge-offs, if any, for              $0.00
the Distribution Date
(b) The amount of Item 5.(a) per $1,000                    $0.00
interest
(c) Total reimbursed to Trust in respect of                $0.00
Class A Investor Charge-offs
(d) The amount of Item 5.(c) per $1,000                    $0.00
interest
(e) The amount, if any, by which the                       $0.00
outstanding principal balance of the
 Class A Certificates exceeds the class A
Invested Amount as of
 the end of the Distribution Date

6. Allocable Servicing Fee paid for the            $1,616,893.73
Distribution Date

7. Deficit Controlled Accumulation Amount for              $0.00
the Distribution Date

D.Class A Pool Factor                                1.000000000

E. Receivables Balances
1. Principal Receivables as of the last day of $6,682,357,651.98 the preceding Due Period
2. Finance Charge and Administrative             $129,818,252.89
Receivables as of the last day
 of the preceding Due Period

F.Class B Certificates
1. Class B Invested Amount as of the end of       $46,100,000.00
the Distribution Date
2. Available Collateral Invested Amount as of     $80,036,239.78
the end of the Distribution Date








Household Finance Corporation
Household Card Funding Corp.                   February 28, 1999
Household Credit Card Master Trust I , Series     March 15, 1999
1998-1


CLASS B CERTIFICATEHOLDER'S STATEMENT

A.Information Regarding Distributions

1. Total distribution per $1,000 interest           $3.941722560
2. Principal distribution per $1,000 interest       $0.000000000
3. Interest distribution per $1,000 interest        $3.941722560

B. Calculation of Class B Interest

1. Calculation of Class B Certificate Rate
(a) One-month LIBOR                                 4.935630000%
(b) Spread                                               0.3200%
(c) Class B Certificate Rate                        5.255630000%
2. Beginning Invested Amount                      $46,100,000.00
3. Days in Interest Period                                    27

C. Performance of Trust

1. Collections of Receivables
(a) Total Collections                          $1,805,204,666.18
(b) Collections of Finance Charge and            $106,077,489.74
Administrative Receivables
(c) Collections of Principal                   $1,699,127,176.44

2. Allocation of Receivables
(a) Class B Invested Percentage                            4.75%
(b) Principal Allocation Percentage                       85.31%

3. Delinquent Gross Balances
(a) Delinquent 1 - 29 days                       $252,114,207.28
% of Gross Receivables                                     3.70%
(b) Delinquent 30 - 59 days                       $84,788,168.39
% of Gross Receivables                                     1.24%
(c) Delinquent 60+ days                          $198,498,506.51
% of Gross Receivables                                     2.91%

4. Class B Investor Default Amount                   $267,217.45

5. Class B Investor Charge-offs; Reimbursement
of Charge-offs
(a) Class B Investor Charge-offs, if any, for              $0.00
the Distribution Date
(b) The amount of Item 5.(a) per $1,000                    $0.00
interest
(c) Total reimbursed to Trust in respect of                $0.00
Class B Investor Charge-offs
(d) The amount of Item 5.(c) per $1,000                    $0.00
interest
(e) The amount, if any, by which the                       $0.00
outstanding principal balance of the
 Class B Certificates exceeds the Class B
Invested Amount as of
 the end of the Distribution Date

6. Available Cash Collateral Amount
(a) Available Cash Collateral Amount at the                $0.00
end of the Distribution Date
(b) Available Cash Collateral Amount as a                  0.00%
percent of the Class B
 Invested Amount, each at the end of the
Distribution Date

7. Available Collateral Invested Amount           $80,036,239.78

8. Deficit Controlled Accumulation Amount for              $0.00
the Distribution Date

D.Class B Pool Factor                               $1.000000000

E. Receivables Balances
1. Principal Receivables as of the last day of $6,682,357,651.98 the preceding Due Period
2. Finance Charge and Administrative             $129,818,252.89
Receivables as of the last day
 of the preceding Due Period